As Filed with the Securities and Exchange Commission on April 27, 2000

                           Registration No. 333-81499
                                    811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         POST -EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                        CUNA Mutual Life Variable Account
                              (Exact name of trust)


                       CUNA Mutual Life Insurance Company
                               (Name of depositor)

                                2000 Heritage Way
                               Waverly, Iowa 50677

          (Complete address of depositor's principal executive offices)

                             Kevin S. Thompson, Esq.
                       CUNA Mutual Life Insurance Company
                             5910 Mineral Point Road
                                Madison, WI 53705

                (Name and complete address of agent for service)

                                    Copy to:
                              David Goldstein, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2404

It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 2000 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485 |_| on pursuant to paragraph (a)(i) of Rule 485
     |_| 75 days after filing  pursuant to paragraph  (a)(ii)
     |_| on pursuant to paragraph (a)(ii) of Rule 485

Title of Securities: Interest in the Seperate Account issued through Variable Life Insurance Policies.

The index to attached exhibits is found following the signature pages and consents after page II-4.

PROSPECTUS                                                           May 1, 2000



                 Flexible Premium Variable Life Insurance Policy

                                    issued by

                       CUNA Mutual Life Insurance Company
                                     Through

                        CUNA Mutual Life Variable Account
                                2000 Heritage Way
                            Waverly, Iowa 50677-9202
                                 (800) 798-5500

This prospectus describes the MEMBERS Variable Universal Life II flexible premium variable life insurance policy ("Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Variable Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the insured.

This prospectus provides information that a prospective owner should know before investing. You should keep this prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate net premium and Policy Values to:

     - Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

     -   a Fixed Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:

- Ultra Series Fund
      Money Market Fund
      Bond Fund
      Balanced Fund
      Growth and Income Stock Fund
      Capital Appreciation Stock Fund
      Mid-Cap Stock Fund

- T. Rowe Price International Series, Inc.
      T. Rowe Price International Stock Portfolio

- MFS(R) Variable Insurance Trust(SM)
      MFS Global Governments Series
      MFS Emerging Growth Series


- Templeton Variable Insurance Products Trust
      Templeton Developing Markets Securities Fund - Class 2


- Oppenheimer Variable Account Funds
      Oppenheimer High Income Fund/VA

An investment in the Separate Account is not a bank or credit union deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

Please refer to the "Risk Summary" section of this prospectus which describes certain risks associated with investing in a Policy.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               Table of Contents

Glossary...................................................1
Policy Summary.............................................4
Risk Summary...............................................8
CUNA Mutual Life Insurance Company........................10
     CUNA Mutual Life Insurance Company...................10
     The Fixed Account....................................11
The Separate Account and the Funds........................12
     Ultra Series Fund....................................12
     T. Rowe Price International Series, Inc..............13
     MFS Variable Insurance Trust.........................13
     Oppenheimer Variable Account Funds...................13
     Templeton Variable Insurance Products Trust..........13
     More Information About the Funds.....................14
The Policy................................................15
     Applying for a Policy................................15
     Conditions for Policy Issue..........................15
     Policy Issue Date....................................15
     Temporary Insurance Agreement........................15
     Right-to-Examine Period..............................15
     Flexibility of Premiums..............................16
     Allocation of Net Premiums...........................16
     Lapse................................................17
     Reinstatement........................................17
     Premiums to Prevent Lapse............................17
     Basic Guarantee......................................17
     Extended Guarantee...................................17
     Death Benefit Proceeds...............................18
     Change of Death Benefit Option.......................18
     Change of Specified Amount...........................19
Policy Values.............................................20
     Policy Value.........................................20
     Transfer of Values...................................20
     Dollar Cost Averaging................................21
     Automatic Personal Portfolio Rebalancing Service.....21
     Other Types of Automatic Transfers...................22
     Surrender and Partial Withdrawals....................22
     Maturity.............................................23
     Payment of Benefits/Settlement Options...............23
     Policy Loans.........................................23
Charges and Deductions....................................24
     Fund Charges.........................................24
     Premium Expense Charge...............................25
     Insurance Charges....................................25
     Mortality and Expense Risk Charge....................26
     Surrender Charges....................................26
     Transfer Fee.........................................26
     Federal and State Income Taxes.......................26
     Duplicate Policy Charge..............................26
     Change of Specified Amount Charge....................26
Other Policy Benefits and Provisions......................27
     Owner, Beneficiary...................................27
     Our Right to Contest the Policy......................27
     Right to Convert.....................................27
     Transfer of Ownership................................27
     Collateral Assignments...............................28
     Effect of Misstatement of Age or Gender..............28
     Suicide Exclusion....................................28
     Dividends............................................29
     Suspension of Payments...............................29
     Accelerated Benefit Option...........................29
Riders and Endorsements...................................30
     Children's Insurance.................................30
     Guaranteed Insurability..............................31
     Accidental Death Benefit.............................31
     Other Insured........................................31
     Waiver of Premium Disability.........................31
     Executive Benefits Plan Endorsement..................31
Federal Income Tax Considerations.........................32
CUNA Mutual Life Insurance Company Directors and
     Executive Officers...................................35
Additional Information....................................38
     Addition, Deletion Or Substitution Of Investments....38
     State Regulation.....................................38
     Legal Proceedings....................................38
     Independent Accountants..............................39
     Actuarial Matters....................................39
     Registration Statement...............................39
     Preparing For Year 2000..............................38
     Distribution Of Policies.............................38
Financial Statements......................................39
Appendix A - Illustrations of Policy Values and
     Death Benefits.......................................55
Appendix B - First Year Surrender Charges per $1,000
     of Specified Amount..................................95
Appendix C - Death Benefit Percentage Factor..............97

Glossary
================================================================================
Accumulation Unit
A unit of measurement used to calculate Subaccount Value.

Attained Age
The insured's age on the most recent Policy Anniversary.

Basic Guarantee
Our guarantee that the Policy will not Lapse prior to the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

Basic Guarantee Premium
The amount of premium each Policy Year necessary to keep the Basic Guarantee in effect.

Beneficiary
The person(s) you select to receive the Death Benefit Proceeds under this Policy. You may designate primary, contingent and irrevocable Beneficiaries.

Cash Value
The Policy Value minus any applicable surrender charge.

Company (we, us, our)
CUNA Mutual Life Insurance Company.

Contingent Beneficiary
The person(s) you select to receive the Death Benefit Proceeds upon the death of the Insured if the primary Beneficiary is not living.

Death Benefit
The amount we pay to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is In Force before the Maturity Date.

Death Benefit Option
One of two options that you may select for computation of the Death Benefit.

Death Benefit Proceeds
The amount we pay to the Beneficiary when we receive proof of the insured's death. It equals the Death Benefit on the date of the insured's death less the following adjustments: (1) any premium received after the date of death, (2) the amount of any Partial Withdrawals made after the date of death, (3) unpaid Monthly Deduction if death occurred during the Grace Period, and (4) any Loan Amount.

Extended Guarantee
Our guarantee that the Policy will not Lapse prior to the Insured's Attained Age 95.

Extended Guarantee Premium
The amount of premium each Policy Year necessary to keep the Extended Guarantee in effect.

Fixed Account
Part of the Company's General Account to which Net Premium may be allocated or Policy Value transferred.

Fixed Account Value
Policy Value in the Fixed Account.

Fund
Each investment portfolio of Ultra Series Fund or any other open-end management investment company or unit investment trust in which a Subaccount invests.

General Account
The assets of the Company other than those allocated to the Separate Account or another separate account of the Company.

Grace Period
The 61-day period during which you may pay Premiums to cover overdue (and other specified) Monthly Deductions and thereby prevent the Policy from Lapsing.

Home Office
The Company's office at 2000 Heritage Way, Waverly, Iowa 50677-9202.

In Force
Status of the Policy after the Policy Issue Date and prior to its termination by Lapse, Surrender or Maturity.

Initial Required Premium
The minimum premium that you must pay before insurance coverage begins under this Policy. The Initial Required Premium is shown on your Policy's data page.

Insured
The person whose life is insured by this Policy.

Irrevocable Beneficiary
A Beneficiary who has certain rights that you can change only with his or her consent.

Lapse
Termination of the Policy at the expiration of the Grace Period while the Insured is still living before the Maturity Date.

Loan Account
A portion of the Company's General Account to which Variable Account Value or Fixed Account Value is transferred to provide collateral for any loan taken under the Policy.

Loan Account Value
Policy Value in the Loan Account.

Loan Amount
At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On a Policy Anniversary, the Loan Amount equals the Loan Account.

Maturity Date
The Policy Anniversary when the insured reaches Attained Age 95 (unless extended). This Policy terminates and life insurance coverage ends on the Maturity Date.

Monthly Deduction
The amount we deduct from the Policy Value each month. It includes the cost of insurance charge, the monthly administration charge, the monthly policy fee, and the cost of any riders.

Monthly Processing Day
The day each month as of which we determine the Monthly Deduction and deduct it from Policy Value. It is the same date each month as the Policy Issue Date. If the Monthly Processing Day is not a Valuation Day, then it is the next Valuation Day.

Net Amount At Risk
As of any Monthly Processing Day, the Death Benefit (discounted for the upcoming month) less the Policy Value (after deduction of the Monthly Deduction).

Net Premium
Any Premium less the premium expense charge.

Owner (You, Your)
The person entitled to exercise all rights as Owner of the Policy.

Planned Premium
The Premium payment selected by the Owner as a level amount that he or she plans to pay on a monthly, quarterly, semi-annual or annual basis over the life of the Policy.

Policy Anniversary
The same date in each Policy Year as the Policy Issue Date.

Policy Issue Date
The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy years, and Policy anniversaries from the Policy Issue Date.

Policy Value
The sum of the Variable Account Value, the Fixed Account Value and the Loan Account Value.

Policy Year
A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

Premium
Any payment you make under the Policy other than a loan repayment.

Right to Examine Period
The period when you may return the Policy and receive a refund. The length of the period varies by state. Your Policy's cover page shows the Right to Examine period.

Separate Account
CUNA Mutual Life Variable Account. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

Specified Amount
The dollar amount selected by the Owner and shown on the Policy data page that is used to determine the Death Benefit.

Subaccount
A subdivision of the Separate Account, the assets of which are invested in a corresponding Fund.

Subaccount Value
The Policy Value in a Subaccount.

Surrender Value
The Cash Value less any Loan Amount.

Valuation Day
For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

Valuation Period
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Variable Account Value
The sum of all Subaccount Values.


Written Request
A written notice or request in a form satisfactory to the Company and received at the Home Office. A written request includes a telephone or fax request made pursuant to the terms of an executed telephone or fax authorization on file at the Home Office.


You (Your)
The Owner.

Policy Summary
================================================================================

This summary describes important features of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

                               Premiums And Lapse

- The amount of your Policy's Specified Amount determines the amount of your Initial Required Premium. After you make the Initial Required Premium, you can pay subsequent premiums (minimum $50) at any time.

- You can elect to pay Planned Premiums but you are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. We do not accept any premiums after the Insured reaches Attained Age 95.

- We deduct a premium expense charge from each premium and credit the resulting amount to the Policy Value.

- Paying the Initial Required Premium will not necessarily keep your Policy In Force. Unless the Basic Guarantee or the Extended Guarantee is in effect, your Policy will enter a 61-day Grace Period if the Surrender Value is zero on a Monthly Processing day. Your Policy will terminate without value unless you pay sufficient Net Premium during the Grace Period. See Risk of Lapse; and Policy Lapse and Reinstatement.

- As long as your cumulative premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Extended Guarantee Premiums, your Policy will not enter the Grace Period until the Insured's Attained Age 95. As long as your cumulative premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Basic Guarantee Premiums, your Policy will not enter the Grace Period before the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

- Once we issue your Policy, the Right-to-Examine begins. You may return the Policy during this period and receive a refund. See Right-to-Examine Period.

                               Investment Options

Fixed Account:

      - You may place money in the Fixed Account where it earns interest at an annual rate of at least 4%. We may declare higher rates of interest, but are not obligated to do so. The Fixed Account may not be available in all states.

Separate Account:

- You may allocate Net Premiums or transfer Policy Value to any of the 11 Subaccounts of the variable account. We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding fund. You could lose some or all of your money.

- Each Subaccount invests exclusively in one investment portfolio of a mutual fund (a "Fund"). The following Funds are available:

-     Ultra Series Fund
      Money Market Fund
      Bond Fund
      Balanced Fund
      Growth and Income Stock Fund
      Capital Appreciation Stock Fund
      Mid-Cap Stock Fund

-     T. Rowe Price International Series, Inc.
      T. Rowe Price International Stock Portfolio

-     MFS Variable Insurance Trust
      MFS Global Governments Series
      MFS Emerging Growth Series


-     Templeton Variable Insurance Products Trust
      Templeton Developing Markets Securities Fund (Class 2 Shares)


-     Oppenheimer Variable Account Funds
      Oppenheimer High Income Fund/VA

                                  Policy Value

- Policy Value is the sum of your amounts in the Subaccounts and the Fixed Account. Policy Value also includes amounts we hold in our General Account to secure any outstanding loans.


- Policy Value varies from Valuation Day to Valuation Day, depending on the investment experience of the Subaccounts you choose, the interest we credit to the Fixed Account, the charges we deduct, and any other transactions (such as transfers, partial withdrawals, and loans.)


- Policy Value is the starting point for calculating important values under the Policy, such as the Cash Value, the Surrender Value and the Death Benefit.

- We do not guarantee a minimum Policy Value. Your Policy may Lapse if you do not have sufficient Policy Value (minus any loan and accrued loan interest) to pay the Monthly Deduction on a Monthly Processing Day.

                              Death Benefit Options

- You must choose between two Death Benefit Options under the Policy. You may change Death Benefit Options at any time:

     - Option 1 is a level Death Benefit through attained age 95 that is the greater of:
         - the Specified Amount on the date of death; or
         - the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.

     - Option 2 is a variable Death Benefit that is the greater of:

         - the Specified Amount plus the Policy Value on the date of death; or
         - the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.

- You may select the Specified Amount which must be at least $50,000 ($25,000 for Insureds age 65 or over on the Policy Issue Date). You also may increase or decrease the Specified Amount, but you may not decrease it below $40,000 ($20,000 for Insureds age 65 or over.)

                             Charges and Deductions

- Premium Expense Charge: We may deduct up to 3.5% of each premium payment and credit the remaining net premium to your Policy Value.

-    Monthly Deduction: Each month we deduct:

     - a cost of insurance charge for the Policy (varies by age, gender and other underwriting factors)

     -    charges for any riders

     -    a monthly Policy Fee of $6.00

     - a monthly administration charge of $0.0375 per month per $1,000 of Specified Amount during the first 10 Policy Years

     -    Surrender and Partial Withdrawal Charges:

     - surrender: We deduct a surrender charge if the Policy is surrendered during the first 9 Policy Years or during the 9 year period following an increase in Specified Amount. This charge varies by age, gender, rating class and number of years you held the Policy.

     - partial withdrawal: We may deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn. We currently waive this fee.

- Mortality and Expense Risk Charge: We deduct a charge equal to 0.90% on an annual basis of the average daily net assets of the Separate Account.


- Fund Expenses: The Funds deduct investment advisory fees and other expenses from the amounts the Subaccounts invest in the Fund. These charges vary by Fund and range from 0.46% to 1.79% per year.


-    Other charges that the Company reserves the right to collect:

     -    A $30 fee for a duplicate copy of your Policy.

     - A charge of $100 for each increase in Specified Amount after the first increase in a Policy Year.

     - Transfer charge: a $10 fee for the 13th and each additional transfer in a Policy Year may be charged. We are currently waiving this fee.

                             Portfolio Expense Table


The following table shows the fees and expenses incurred by the Funds. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Funds for the fiscal year ended December 31, 1999. Future expenses of the Funds may be higher or lower than those shown. For more information on the fees and expenses described in this table, see the Funds' prospectuses which accompany this prospectus.

Annual Fund Operating Expenses (as a percentage of average net assets before fee waivers and expense reimbursements).


                     Portfolio                         Management        12b-1      Other Expenses    Total Annual
                                                          Fees           Fees                           Expenses
Ultra Money Market Fund                                   0.45%            None           0.01%           0.46%
Ultra Bond Fund                                           0.55%            None           0.01%           0.56%
Ultra Balanced Fund                                       0.70%            None           0.01%           0.71%
Ultra Growth and Income Stock Fund                        0.60%            None           0.01%           0.61%
Ultra Capital Appreciation Stock Fund                     0.80%            None           0.01%           0.81%
Ultra Mid-Cap Stock Fund                                  1.00%            None           0.01%           1.01%
T. Rowe Price International Stock Portfolio(1)            1.05%            None           0.00%           1.05%
MFS Global Governments Series                             0.75%            None           0.30%(2)(3)     1.05%
MFS Emerging Growth Series                                0.75%            None           0.09%(2)        0.84%
Oppenheimer High Income Fund/VA                           0.74%            None           0.01%           0.75%
Templeton Developing Markets Securities Fund -            1.25%            0.31%          0.25%(5)        1.81%
 Class 2(4)


(1)  Management fees include operating expenses.

(2) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.83% for Emerging Growth Series and 0.90% for Global Governments Series.

(3) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for the Global Government Series.

(4) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Developing Markets Equity Fund, Effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 1.25%, Distribution and Service Fees 0.25%, Other Expenses 0.29%, and Total Fund Operating Expenses 1.79%.

(5) The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.


                       Surrenders and Partial Withdrawals

- Full Surrender: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Surrender Value.

     -    Federal income taxes and a penalty tax apply to surrenders

- Partial Withdrawals: You may make Written Requests to withdraw part of the Surrender Value, subject to the following rules.

     -    Federal   income  taxes  and  a  penalty  tax  may  apply  to  Partial
          Withdrawals;

     - A Partial Withdrawal reduces the Death Benefit by at least the amount withdrawn;

     - If Death Benefit Option 1 is in effect, Specified Amount is reduced by the dollar amount of a Partial Withdrawal. Surrender charges apply to a reduction in Specified Amount resulting from a Partial Withdrawal; and

     - We may deduct a processing fee for each Partial Withdrawal. We currently to waive this fee.

                                    Transfers

-    Each Policy Year, you may make:

     -    an unlimited number of transfers from the Subaccounts; and

     -    one transfer from the Fixed Account.

- A transfer from the Fixed Account may be limited to 25% of Fixed Account Value. We currently waive this restriction.

- We may charge $10 for the 13th and each additional transfer during a Policy Year. We currently waive this fee.

                                      Loans

- You may borrow money from us using the Surrender Value of Your Policy as collateral. Loans may have tax consequences.

- To secure the loan, we transfer an amount of your Policy Value equal to the loan from the Separate Account and Fixed Account to the Loan Account.

- Policy Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year.

- We charge you a maximum interest rate of 6% per year on amounts that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums.

- Outstanding loans and accrued interest are deducted from the Death Benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured's death).

Risk Summary
================================================================================

                                 Investment Risk

If you instruct us to invest your Policy Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Policy Value will decrease. If you allocate Net Premiums or transfer Policy Value to the Fixed Account, we credit your Policy Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Policy Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy's Surrender Value may fall to zero. In that case, the Policy may Lapse. However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Policy Value, through Partial Withdrawals and loans.

                                  Risk of Lapse

Certain circumstances will cause your Policy to enter a Grace Period during which you must make a sufficient premium payment to keep your Policy In Force:

     - If your Policy's Surrender Value on a Monthly Processing Day is too low to cover the Monthly Deduction, and the Basic Guarantee and Extended Guarantee are not in effect, then the Policy will enter a 61-day Grace Period.


     - Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the later of (1) the 10th Policy Anniversary or,
          (2) the Insured's Attained Age 65, premiums less partial withdrawals and loans equal to the accumulated Basic Guarantee Premium for the period ending on that Monthly Processing Day have been paid.


     - Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the Insured's Attained Age 95, premiums less Partial Withdrawals and loans equal to the accumulated Extended Guarantee Premium for the period ending on that Monthly Processing Day have been paid.

Whenever your Policy enters a Grace Period if you do not make a sufficient premium payment before the Grace Period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. The premium payment required to keep your Policy In Force beyond the Grace Period is the amount sufficient to result in enough Net Premiums to cover unpaid Monthly Deduction plus two months of additional Monthly Deductions.

If your Policy Lapses, however, you may reinstate the Policy within five years from the date of Lapse, provided that you meet insurability requirements at that time and pay any additional required premiums.

                                    Tax Risks

We anticipate that the Policy will be considered a life insurance contract under federal income tax law, so that the Death Benefit Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance from tax authorities, it is uncertain whether Policies issued on a substandard basis would be considered life insurance contracts for this purpose.

Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then Partial Withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any Partial Withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% penalty tax may be imposed on Partial Withdrawals, surrenders and loans taken before you reach age 59 1/2. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

                            Partial Withdrawal Limits

The Policy permits you to take only two Partial Withdrawals in any Policy Year. A Partial Withdrawal reduces the Policy Value and Surrender Value, so it will increase the risk that the Policy will Lapse. It also increases the likelihood that either the Basic Guarantee or the Extended Guarantee will not remain in effect. A Partial Withdrawal also may have adverse tax consequences.

A Partial Withdrawal reduces the Death Benefit. If you selected the level Death Benefit (Option 1), then when you make a Partial Withdrawal, the Specified Amount is reduced by the amount of the Partial Withdrawal. If you selected the variable Death Benefit (Option 2), then when you make a Partial Withdrawal, the Death Benefit is reduced because the Policy Value is reduced.

                                   Loan Risks


A policy loan, whether or not repaid, will affect Policy Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Fixed Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Fixed Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Fixed Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Fixed Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate ranging from 4.0% to 6.0%.

A policy loan reduces the Death Benefit Proceeds and Surrender Value by the Loan Amount (the amount of the loan(s), plus any interest you owe on the loan(s)). As with Partial Withdrawals, loans reduce the Surrender Value of your Policy and therefore increase the likelihood that the Policy would Lapse or that the Basic Guarantee or the Extended Guarantee would not remain in effect.


                          Effects of Surrender Charges

The surrender charges under this Policy are significant, especially in the early Policy years. It is likely that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase this Policy only if you have the financial ability to keep it In Force at the initial Specified Amount for a substantial period of time.

Even if you do not surrender your Policy, surrender charges play a role in determining whether your Policy will Lapse. Surrender Value (that is, Policy Value minus any surrender charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a Grace Period, and possibly Lapse.

                    Comparison with Other Insurance Policies

Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides a Policy Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Policy Value to the Subaccounts. The amount and duration of life insurance protection and of the Policy Value varies with the investment performance of the amounts you place in the Subaccounts. In addition, the Surrender Value always varies with the investment results of your selected Subaccounts.

As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

CUNA Mutual Life Insurance Company
================================================================================

CUNA Mutual Life Insurance Company
CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, we changed our name to "Century Life of America." On January 1, 1997, we changed our name to "CUNA Mutual Life Insurance Company."

On July 1, 1990, we entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of our directors are also directors of CUNA Mutual and many of our senior executive officers hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective owners retain their voting rights. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."


As of December 31, 1999, we had more than $4 billion in assets and $12 billion of life insurance In Force. Effective June 1999 and through the date of this Prospectus, A.M. Best rated us A (Excellent). Effective March 1999 and through the date of this Prospectus, Duff & Phelps rated us AA. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.


The objective of A.M. Best's rating system is to evaluate the factors affecting overall performance of an insurance company. They provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.

Duff & Phelps Credit Rating Co. rates insurance companies on their claims paying abilities. It bases these ratings on its assessment of the economic fundamentals of our principal lines of business, our competitive position, our management capability, our relationship with our affiliates and our asset and liability management practices.


The Company and CUNA Mutual Insurance Society are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent industry organization dedicated to the practice of high ethical standards in the sale of individually-sold life insurance and annuity products. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales of individual life insurance and annuity products.


CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation also owns CUNA Brokerage Services, Inc. The Company and CUNA Mutual Investment Corporation each own a one-half interest in CIMCO Inc. (the investment adviser to the Ultra Series Fund).

The Fixed Account

The Fixed Account is part of the Company's General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all assets contributed to the Fixed Account. The Company guarantees that all Policy Value allocated to the Fixed Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed Account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

The Separate Account and the Funds
================================================================================

We established the Separate Account on August 16, 1983. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We have the right to transfer to the General Account any assets of the Separate Account which are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of a Separate Account under the federal securities laws. Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment performance of the Separate Account or of any Subaccount. Policy Value will vary daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Policy Value, such amounts are our general obligations and payable out of our general account.

Ultra Series Fund


The Ultra Series Fund is a fund with two classes of shares within each of seven investment portfolios. Class C shares are offered to unaffiliated insurance company separate accounts and unaffiliated qualified retirement plans. Class Z shares are offered to CUNA Mutual Group affiliates separate accounts and qualified retirement plans. CIMCO Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund.
Currently, the Ultra Series Fund offers six Funds as investment options under the Policy.


Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable Net Asset Value of $1.00 per share.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock and Growth and Income Stock Funds, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Capital Appreciation Stock Fund. This Fund seeks long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

Mid-Cap Stock Fund. This Fund seeks long-term capital appreciation by investing in mid-size and small companies. It pursues this objective by purchasing the common stock of generally smaller, less-developed issuers with valuations, fundamentals and/or prospects that are attractive to the investment adviser.

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

Rowe Price-Fleming International, Inc. ("RPFI") serves as the investment adviser to the T. Rowe Price International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. RPFI was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.

MFS Variable Insurance Trust

MFS Global Governments Series. This Fund seeks to provide income and capital appreciation.

MFS Emerging Growth Series. This Fund seeks long-term growth of capital through investments primarily in common stocks of emerging growth companies.

MFS Investment Management(R) ("MFS") serves as the investment adviser to the MFS Global Governments Series and MFS Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc. which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

Oppenheimer Variable Account Funds

Oppenheimer High Income Fund/VA. This Fund seeks a high level of current income from investments in high yield fixed-income securities. High Income Fund's investments include unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.


Templeton Variable Insurance Products Trust

The Templeton Variable Insurance Products Trust is only available as an underlying investment of the Separate Account in which this Contract invests.

Templeton Developing Markets Securities Fund. This Fund seeks long-term capital appreciation by investing primarily in emerging markets equity securities.

Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund and manages its assets and makes its investment decisions. Templeton Asset Management Ltd. is a Singapore corporation wholly owned by Franklin Resources, Inc., a publicly owned U.S. company. Franklin Resources' principal shareholders are Charles B. Johnson and Rupert H. Johnson Jr.

More Information About the Funds

Availability of the Funds. The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Policy Value to the Subaccount investing in that Fund.


The Company has entered into agreements with the investment managers or advisers of several of the Funds under which the investment manager or adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company) in the Funds managed by that manager or adviser. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.


Resolving Material Conflicts. Shares of the Funds, other than Ultra Series Fund, are sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus.

As with other Funds, Ultra Series Fund sells shares in "mixed funding" arrangements. In addition, it sells shares directly to qualified pension and retirement plans sponsored by CUNA Mutual Group. In the future, it is possible that Ultra Series Fund may sell shares in "shared funding" arrangements. As with other funds, in the event of material conflicts, the Company will consider what action may be appropriate, including removing an Ultra Series Fund Portfolio from the Separate Account or replacing it with another Portfolio or Fund. Certain risks associated with mixed funding and with the sale of shares to CUNA Mutual Group plans are disclosed in the Ultra Series Fund Statement of Additional Information.

Related Fund Performance. These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy may be very similar to the investment objectives and policies of other portfolios that are managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

The Policy
================================================================================

Applying for a Policy

To purchase a Policy, you must complete an application and submit it to an authorized representative. You must also pay an Initial Required Premium as further described below. You must pay the Initial Required Premium during the lifetime of the Insured, on or before the Policy Issue Date. All premiums after the Initial Required Premium must be paid to the Home Office.

Conditions for Policy Issue

The minimum Specified Amount for this Policy is $50,000 ($25,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. We require evidence of insurability satisfactory to us before issuing a Policy. In some cases, this evidence will include a medical examination.

Policy Issue Date

Full Insurance coverage under the Policy begins as of the Policy Issue Date. The Policy Issue Date is also used to determine Policy Anniversaries and Monthly Processing Days. If the Initial Required Premium is paid with the application, and, after underwriting is complete, the Policy is approved for issue at the Specified Amount applied for, then the Policy Issue Date is the Valuation Day as of which the Policy is approved. If the Initial Required Premium does not accompany the application or if the Policy is approved for issue at a Specified Amount other than that requested in the application, then the Policy Issue Date is approximately ten days after the Valuation Day as of which the Policy is approved.

Temporary Insurance Agreement

If the Initial Required Premium is paid with the application, the proposed Insured will be covered prior to the Policy Issue Date under a Temporary Insurance Agreement. For the period beginning on the Valuation Day that we receive the Initial Required Premium until all information necessary to complete underwriting is received, the coverage is 50% of the Specified Amount requested in the application up to $150,000. After that period, and until the Policy Issue Date, coverage under a Temporary Insurance Agreement is the Specified Amount requested in the application up to $300,000. No temporary insurance is available in connection with coverage that is normally available through riders to a Policy. The details of the Temporary Insurance Agreement are found in the Agreement which accompanies the Policy.

Right-to-Examine Period

You may cancel the Policy before the latest of the following three events:

     -    45 days after the date of the application.

     - 10 days after we have personally delivered or have sent the Policy and a Notice of Right of Withdrawal to you by first class mail. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)

     - 10 days after you receive the Policy. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)

To cancel the Policy, you must mail or deliver the Policy to the representative who sold it or to us at our Home Office. If you return the Policy, we will treat it as if it had not been issued. You will receive a refund equal to the premiums paid, unless state law requires a different result.

If there is an increase in Specified Amount and the increase is not the result of a change in death benefit option, you will be granted a right-to-examine period, with respect to the increase. You may request a cancellation of the increase during the right-to-examine period. You will then receive a refund (if actual payment was received) or a credit. A credit will be made to the Policy Value allocated among the Subaccounts and Fixed Account as if it were Net Premium, equal to all Insurance Charges attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of an increase in Specified Amount will be allocated to the Subaccounts and/or the Fixed Account and will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the right-to-examine period for the increase.

Flexibility of Premiums

The Policy provides for a planned annual premium determined by you. You are not required, however, to pay premiums in accordance with the planned schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the Initial Required Premium at any time while the Policy is In Force.

The Initial Required Premium is at least one-sixth (1/6) of the Basic Guarantee Premium. This is the minimum premium that must be paid before we will issue a Policy. The Basic Guarantee Premium is the sum of the expected first year charges plus the first year Surrender Charge and provides certain protections against Lapse.

A higher level of premium, the Extended Guarantee Premium, will fund the Policy at the Extended Guarantee Level which provides protection against Lapse. The Extended Guarantee Premium equals the current guideline level premium as determined by the current Internal Revenue Code.

The Initial Required Premium, the Planned Premium, the Extended Guarantee Premium, and the Basic Guarantee Premium are shown on the data page of the Policy. We reserve the right to refuse any premium payment that is less than $50.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We reserve the right to refuse any premium or part of a premium which would increase the Death Benefit of the Policy by more than the amount of the premium.

Allocation of Net Premiums

You determine what percentages of the Net Premiums are allocated to each Subaccount and the Fixed Account. Any allocation to a Subaccount or the Fixed Account must be at least 5% of amount applied and only whole percentages are permitted.

Initial Required Premiums are allocated as follows:

If the Initial Required Premium is received before we issue the Policy, it is held in the company's general account until the Policy Issue Date. On the Policy Issue Date, the Net Premium is allocated to the Subaccounts and the Fixed Account. Allocations are made by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocation is changed by the Owner.

Lapse

If your Surrender Value on any Monthly Processing Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a Grace Period has begun under the Policy. If sufficient Net Premium is not paid during the Grace Period, the Policy will Lapse without value. The Net Premium required to terminate the Grace Period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions. If the Insured dies during the Grace Period, unpaid Monthly Deduction are deducted from the Death Benefit Proceeds.

Reinstatement

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

     - You make a Written Request to reinstate the Policy within five years after the Lapse.

     - You provide satisfactory evidence of insurability (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy).

     - You pay Net Premiums in an amount sufficient to cover unpaid Monthly Deduction due prior to the end of the Grace Period plus the anticipated amount of two Monthly Deductions.

     - You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

The reinstatement will become effective immediately upon our approval of the reinstatement.

Premiums to Prevent Lapse

If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee provided you meet the requirements of that guarantee. The guarantees described may vary by state.


     a. Basic Guarantee: The Basic Guarantee is in effect if the total of your premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any Partial Withdrawals (including cash dividends) and loans taken to date, is at least equal to the Basic Guarantee Premium. The Basic Guarantee Premium requirement is equal to the total of all Basic Guarantee Premiums accumulated as of that Monthly Processing Day. This Basic Guarantee will remain in effect as long as you meet the premium requirements, and will continue until the later of: 1.) the Insured's Attained Age 65; or 2.) 10 years after the Policy Issue Date. The Basic Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you make a change to your Policy benefits or change how you fund your Policy, this amount will change and will affect the premium required for the Basic Guarantee. The Basic Guarantee only applies for the first five policy years in some states, including Massachusetts.

     b. Extended Guarantee: The Extended Guarantee is in effect if the total of your premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any Partial Withdrawals (including cash dividends) and loans taken to date, is at least equal to the Extended Guarantee Premium requirement. The Extended Guarantee Premium requirement is equal to the total amount of all Extended Guarantee Premiums accumulated as of that Monthly Processing Day. This Extended Guarantee will remain in effect as long as you meet the premium requirements, and will continue until the Insured's Attained Age 95. The Extended Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you make a change to your Policy benefits or change how you fund your Policy, this amount will change and will affect the premium required for the Extended Guarantee. The Extended Guarantee may not be available in all states. It is currently not available in Massachusetts.

You will be notified if the total of your net premiums are no longer sufficient to keep the Basic Guarantee or Extended Guarantee in effect. If the Basic or Extended Guarantee were previously in effect, you will have 61 days to pay us sufficient premium in order to keep the guarantee in effect.

During the guarantee period, Monthly Deduction will continue to be deducted and may result in a Surrender Value of less than zero at the end of the period. If your Surrender Value is equal to or less than zero at the end of the guarantee period, we will mail a notice of impending termination to you at your last post office address known to us and your Grace Period will begin.

Death Benefit Proceeds

Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured's death, we will pay the Death Benefit Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefits Proceeds to you, if living, or to your estate.

We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options we consent to.

We will pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the insured's death, if required by law), until the date of payment. Interest will be paid at an annual rate that we determine.

During the Insured's lifetime, you may direct that the Death Benefit Proceeds be paid under one of the settlement options. We must receive the written consent of all Irrevocable Beneficiaries and assignees before the selection. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two death benefit options. Your selection will affect the Death Benefit, the Monthly Deduction, and the Policy Value. Under either option, Death Benefit Proceeds are equal to:

     -    The Death Benefit on the date of death; plus

     -    Any premiums received after date of death; minus

     -    Any Partial Withdrawals taken after the date of death; minus

     -    Any  insurance  charges due if the insured dies during a Grace Period;
          minus

     -    Any Loan Amount.

The Death Benefit, however, differs under the two options.

Under Option 1, the Death Benefit is the greater of:

     -    The Specified Amount.

     - The Policy Value on the insured's date of death multiplied by the Death Benefit Percentage Factor.

Under Option 2, the Death Benefit is the greater of:

     -    The Specified Amount plus the Policy Value on the date of death.

     - The Policy Value on the insured's date of death multiplied by the Death Benefit Percentage Factor.

The Death Benefit Percentage Factor is the ratio of Death Benefit to Policy Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Percentage Factor varies by Attained Age as shown in Appendix C. The Death Benefit Percentage Factor decreases from year to year as the Age of the Insured increases.

The illustrations in Appendix A show how the death benefit option affects Policy values. Illustrations 1, 2, 5 and 6 assume death benefit option 1 is in effect. Illustrations 3, 4, 7, and 8 assume death benefit option 2 is in effect.

Change of Death Benefit Option

You may change the death benefit option. The change will become effective as of the first Monthly Processing Day after a Written Request. We reserve the right to require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy Value on the effective date of the change. This change does not alter the amount of the Policy's death benefit at the time of the change, but does affect how the death benefit is determined from that point on. The death benefit will vary with Policy Value from that point on, unless the death benefit derived from application of the Death Benefit Percentage Factor applies. No change from death benefit option 1 to death benefit option 2 is allowed if the resulting Specified Amount would be less than $40,000 ($20,000 if Issue Age is 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy Value on the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect the determination of the Death Benefit from that point on. The Death Benefit as of the date of the change becomes the new Specified Amount and will remain at that level, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

Your insurance goals should determine the appropriate death benefit option. If you prefer to have favorable investment results and additional premiums reflected in the form of an increased death benefit, you should choose death benefit option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing Cash Values, you should choose death benefit option 1.

A change of death benefit option will also change the Cost of Insurance for the duration of the Policy. The Cost of Insurance on any Monthly Processing Day is equal to the Net Amount At Risk, multiplied by the Cost of Insurance rate. The Cost of Insurance rate is the same under both options, but the difference between Death Benefit and Policy Value varies inversely with Policy Value under option 1, but is constant under option 2, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

Change of Specified Amount

You may change the Specified Amount at any time after the first Policy year. If more than one increase is requested per Policy year, we may charge $100 for each increase after the first request. Changes must be requested in writing and are subject to the following conditions.

Decreases. After the decrease, the Specified Amount must be at least $40,000 ($20,000 for Issue Ages 65 and over). The decrease is effective as of the Monthly Processing Day coincident with or the next following day the request is received at the Home Office. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they become effective. A decrease does not result in reduced Surrender Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The effective date of the increase will be shown on an endorsement to the Policy.

Because the Surrender Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Surrender Charge. However, no additional Surrender Charges will accrue for increases in Specified Amount due to a change from death benefit option 2 to death benefit option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Surrender Charge, an increase resulting from a change in Death Benefit Option 2 to Option 1, does not result in an increase in the Administrative Charge.

We reserve the right to require the payment of additional premiums in an amount equal to the Initial Required Premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase, as a condition of allowing an increase.

The rating class assigned to an increase in Specified Amount may result in the use of a Cost of Insurance rate different than the Cost of Insurance rate charged on the original Specified Amount.

Policy Values
================================================================================

Policy Value. The Policy Value is the sum of the Variable Account Value (itself the sum of the Subaccount Values), the Fixed Account Value and the Loan Account Value. Policy Value is determined as of the end of each Valuation Period. As a result, Policy Value increases whenever:

     -    Investment gains occur in any Subaccount.

     -    Interest  is  credited  to the  Policy for  amounts  held in the Fixed
          Account.

     - Interest is credited to the Policy for any Loan Amounts held in the Loan Account.

     -    Additional premiums are paid.

     -    Policy dividends are paid into the Subaccounts or Fixed Account.

Policy Value decreases whenever:

     -    Investment losses occur in any Subaccount.

     -    Monthly Deduction or service fees are paid.

     -    A Partial Withdrawal occurs.

Policy Value remains constant when:

     -    A Policy loan is either disbursed or repaid.

     -    Amounts are  transferred  between any  Subaccount or Fixed Account and
          the  Loan  Account,   or  when  amounts  are  transferred   among  the
          Subaccounts and the Fixed Account (exclusive of any transfer charge).

The Subaccount Value attributable to a Subaccount is equal to the number of Accumulation Units that the Policy has in each Subaccount, multiplied by the Accumulation Unit Value of that Subaccount. The Accumulation Unit Value of each Subaccount was set at $10 for the first Valuation Period. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next. The Accumulation Unit Value will vary between Subaccounts.

Transfer of Values

You may make the following transfers of Policy Value: 1) between Subaccounts at anytime 2) from a Subaccount to the Fixed Account at any time except for the six month period after a transfer out of the Fixed Account and 3) from the Fixed Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary. Only one transfer of up to 25% of the Fixed Account Value is allowed each Policy year. However, we currently waive these restrictions on transfers from the Fixed Account.

A transfer may be requested in writing or by an authorized telephone transaction. A written transfer request must be made on a form satisfactory to us and contain your original signature. The Written Request will take effect as of the day it is received at the Home Office. You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

     -    Record calls requesting transfers.

     - Ask the caller questions in an attempt to determine if you are the caller.

     -    Transfer funds only to other Subaccounts and to the Fixed Account.

     -    Send a written confirmation of each transfer.


We also permit transfer requests by facsimile provided that we have an original signed fax authorization from you. We reserve the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all owners who have currently valid telephone and fax authorizations on file. Such discontinuance will become effective on the fifth Valuation Day following mailing of the notice by us.


If we use reasonable procedures and believe the instructions to be genuine, you are at risk of loss if someone gives unauthorized or fraudulent information to us.

The first twelve transfers in a Policy year are free. We may charge $10 for the thirteenth and each additional transfer in a Policy year. We are currently waiving this fee.

A request to transfer Subaccount Values to other Subaccounts and/or the Fixed Account or from the Fixed Account to one or more Subaccounts which is received before 3:00 p.m. Central Standard Time will take effect as of the day it is received. Transfer requests received after that time are processed as of the following Valuation Day. All transfers requested on the same Valuation Day are considered one transfer for purposes of the transfer fee.

We further reserve the right to restrict the ability to transfer Policy Value among Subaccounts and/or the Fixed Account if we believe such action is necessary to maintain the tax status of the Policies.

Dollar Cost Averaging

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per Accumulation Unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.


The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Money Market Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Policy Value in the Money Market Subaccount is depleted to zero; (2) you cancel the election by Written request; or (3) for three successive months, the Policy Value in the Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the twelve free transfers in a Policy Year. We reserve the right to discontinue offering dollar-cost averaging at any time and for any reason.


Automatic Personal Portfolio Rebalancing Service


If elected at the time of the application or requested at any time by Written Request, you may instruct us to automatically transfer (on a monthly, quarterly, semi-annual or annual basis) Policy Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Policy Value among the Subaccounts. The percentage allocations must be in whole percentages and must be at least 5% per allocation. You may start and stop automatic Policy Value rebalancing at any time and may specify any percentage allocation of Policy Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If you elect automatic Policy Value rebalancing without specifying percentage allocation(s), we will allocate Policy Value in accordance with your currently effective premium payment allocation schedule.) There is no additional charge for using Policy Value rebalancing.


Other Types of Automatic Transfers

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual or annual basis) Policy Value from one Subaccount to another. Such automatic transfer amounts may be requested on the following basis: (1) as a specified dollar amount; (2) as a specified number of accumulation units; (3) as a specified percent of Policy Value in a particular Subaccount, or (4) in an amount equal to the excess of a Specified Amount of Policy Value in a particular Subaccount.


The minimum automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Policy Value in the Subaccount from which the transfers are being made is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions you have given us. We will notify you when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. We reserve the right to discontinue offering automatic transfers at any time and for any reason.


Surrender and Partial Withdrawals

Policy Surrender. You may Surrender the Policy for its Surrender Value. You must obtain the written consent of all assignees or Irrevocable Beneficiaries before a surrender. We may require the return of the Policy.

Surrender of the Policy is effective as of the date we receive a Written Request for surrender. The Policy and all insurance terminate upon surrender.

Partial Withdrawal. You may make Partial Withdrawals by Written Request. Written consent of all assignees or irrevocable beneficiaries must be obtained prior to any Partial Withdrawal. An amount up to the Policy Surrender Value, less two months of insurance charges, may be taken as a Partial Withdrawal. Partial Withdrawals will be effective as of the date we receive your Written Request. A Partial Withdrawal request for the full Surrender Value will be considered a full surrender of the Policy.

You may specify the accounts from which the Partial Withdrawal, including the service fee, will be deducted. If any account value is insufficient, or if you do not specify the accounts, the amount will be deducted pro rata from the remaining accounts.

If death benefit Option 1 is in effect at the time of a Partial Withdrawal, the Specified Amount will be reduced by the amount of the Partial Withdrawal, including the amount of the service fee. If death benefit Option 2 is in effect at the time of a Partial Withdrawal, Specified Amount will not change. We reserve the right to decline a Partial Withdrawal request if the remaining Specified Amount would be below the minimum Specified Amount necessary to issue a new Policy. If the Death Benefit derived from application of the Death Benefit Percentage Factor applies, the effect of a Partial Withdrawal on the monthly Cost of Insurance and Death Benefit is somewhat different. The Death Benefit is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.


Cash dividend payments are included as Partial Withdrawals when determining whether the Basic and Extended Premium Guarantees are in effect.


Payment is generally made within seven days of the surrender or Partial Withdrawal date.

Maturity

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date, and you will receive maturity proceeds equal to the Surrender Value as of that date, unless the maturity date has been extended, as allowed by state law. The tax consequences associated with continuing the Policy beyond the Insured's 100th birthday are uncertain and a tax advisor should be consulted.


Payment of Benefits/Settlement Options

Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

         1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, or the total amount deposited is less than $2,500, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

         2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period not less than 5 or more than 30 years. If the original payee dies before payments have been made for the chosen number of years; a.) payments will be continued for the remainder of the period to the successor payee; or b.) the present value of the remaining payments, computed at the interest rate used to create the Option 2 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.)

         3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee or the successor payee may receive the present value of the remaining payments computed at the interest rate for this option.

         4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options described above.

Policy Loans


General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Policy as the security for the loan. The maximum amount that you may borrow is 90% of the Cash Value of the Policy as of the date of the loan.


Interest. We charge interest on amounts that you borrow. The interest rate charged is 6% and is an effective annual rate compounded annually on the Policy Anniversary. Interest is charged in arrears from the date of the loan and is due from you on each Policy Anniversary for the prior Policy Year. If you do not pay the interest when due, the amount of the interest is added to the outstanding Loan Amount. Thus, unpaid interest is charged interest during the ensuing Policy Year. For Policies in the 11th Policy Year or later, we charge a preferred effective annual interest rate up to 4.5% on amounts borrowed. We may charge interest at lower rates from time to time.

We credit Loan Account Value with interest at an effective annual rate of 4%. On each Policy Anniversary, interest earned on Loan Account Value since the preceding Anniversary is transferred to the Subaccounts and the Fixed Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. When we make a loan to you, we transfer an amount of Policy Value sufficient to secure the loan out of the Subaccounts and the Fixed Account and into the Loan Account. You may specify how this transferred Policy Value is allocated from among the Subaccount Values and the Fixed Account Value. If you do not specify the allocation, we make the allocation based on the proportion that each Subaccount Value and the Fixed Account Value bear to the Policy Value as of the date that the transfer is made. If unpaid interest is due from you on a Policy Anniversary it is added to the Loan Amount. Policy Value in the amount of the interest also is transferred to the Loan Account as of that Anniversary. The Policy Value transferred in connection with unpaid interest is allocated on the same basis as other Policy Value transferred to the Loan Account.

Loan Account Value is recalculated when interest is added to the Loan Amount, a loan repayment is made, or a new loan is made under Policy.

Non-Payment Of Policy Loans. If Loan Account Value exceeds Cash Value, then you must make either a loan repayment or a Net Premium payment sufficient to raise the Cash Value or lower the Loan Account Value so that Cash Value exceeds the Loan Account Value. We will send you and any assignee of record a notice indicating the amount that must be paid. If payment is not received at the Home Office within 30 days of the notice being mailed, the Grace Period will begin. (See "Lapse") If the Grace Period expires without the payment being made, then the Policy Lapses.

Loan Repayment. You may repay a loan or repay any part of a loan at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Upon repayment of any part of a loan, Loan Account Value in an amount equal to the payment is transferred to the Subaccounts and the Fixed Account as of the date that the payment is received by us. Unless you specify otherwise, the amount transferred is allocated among or between the Subaccounts and the Fixed Account in accordance with your allocation instructions for Net Premium Payments in effect at that time.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Values because the investment results of the Subaccounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Surrender Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax.

Charges and Deductions
================================================================================

Fund Charges. Charges made by the Funds are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus.

Premium Expense Charge. We make a deduction from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the data page of the Policy.

Monthly Deduction. The Monthly Deduction due on each Monthly Processing Day will be the sum of:

     -    The Cost of Insurance for that month; plus

     -    The Policy Fee; plus

     -    The Administrative Fee; plus

     -    The cost of any additional benefits provided by rider, if any.

The Monthly Deduction is collected by redeeming the number of Accumulation Units (or fraction of Accumulation Units) in Subaccounts (and/or withdrawing values from the Fixed Account) in an amount equal to the Monthly Deduction.

Cost of Insurance. The Cost of Insurance rate for the Policy will be determined by the Insured's Attained Age, gender, tobacco status, and rating class. Cost of Insurance rate charges will depend on our expectations as to future mortality experience. Tobacco User rates are determined based on Age, gender, and duration. Higher rates are charged if we determine that for some reason the Insured is a higher mortality risk. The Tobacco User and Non-Tobacco User rates are further classified as either preferred or standard based on underwriting guidelines and principles. The monthly Cost of Insurance rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, we may charge less than these rates. While not guaranteeing to do so, we intend to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables.

The Cost of Insurance is determined by multiplying the Cost of Insurance rate by the Net Amount At Risk for a Policy. Under death benefit option 2, the Net Amount At Risk is always the Specified Amount. Under death benefit option 1, the Net Amount At Risk is the Specified Amount less the Policy Value. For a Policy where there has been an increase in Specified Amount, the Cost of Insurance rate applicable to the initial Specified Amount is usually different from that for the increase. Likewise, there is a Net Amount At Risk associated with the initial Specified Amount and the increase. The Net Amount At Risk for the initial Specified Amount is multiplied by the Cost of Insurance rate for the initial Specified Amount to determine the Cost of Insurance charge for the initial Specified Amount and the Net Amount At Risk for the increase is multiplied by the Cost of Insurance rate for the increase to determine the Cost of Insurance for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Policy Value is first used to offset the initial Specified Amount, and any Policy Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

Policy Fee. The Policy Fee is $6 per month. It is a fee we charge to compensate for some of the administrative expenses associated with the Policy. The fee cannot be increased.

Administrative Charge. We assess an administrative charge of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. The charge increases if the Specified Amount increases, in proportion to the amount of increase. The charge does not decrease in the event of a Specified Amount decrease. This charge is only charged during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The Administrative Charge, together with the Policy Fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

Mortality and Expense Risk Charge. We daily deduct a mortality and expense risk charge of .00002466% of the Policy's Variable Account Value, which is equal on an annual basis to 0.9%. The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense will be greater than what we expected. We have primary responsibility for all administration for the Policy, the Separate Account and the Fixed Account. Such administration includes, among other things, Policy issuance, underwriting, maintenance of Policy records, Policy service, and all accounting, reserves calculations, regulatory and reporting requirements, and audit of the Separate Account. If proceeds from this charge are not needed to cover mortality and expense risks, we may use proceeds to finance distribution of the Policies or for any other lawful purpose.

Surrender Charges. To reimburse us for sales expenses and Policy issue expenses, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct Surrender Charges from the proceeds in the event of a complete surrender of the Policy during the first nine years. If the Policy is not surrendered in the first nine years there is no charge. A chart showing the percentage of Surrender Charges remaining at the beginning of Policy years 2 through 9 is shown below.

The Surrender Charges vary by the Age of Insured, gender, and rating class. For a 35-year-old male Non-Tobacco User, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male Non-Tobacco User, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B.

The Surrender Charges decrease annually after the first year. The percentage of the Surrender Charges remaining in each Policy year is:

     Beginning Percentage of
          Policy Year              Surrender Charges Remaining
          -----------              ---------------------------
              2                               95%
              3                               90%
              4                               85%
              5                               75%
              6                               65%
              7                               50%
              8                               35%
              9                               20%
             10+                               0%

Transfer Fee. Currently, we allow an unlimited number of transfers in each Policy year without charge. After twelve transfers in any given Policy year, we may deduct $10 per transfer from the amount transferred.

Federal and State Income Taxes. Other than Premium Expense no charges are currently made against the Separate Account and/or Fixed Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Fixed Account to pay such taxes.

Duplicate Policy Charge. You can obtain a certification of your Policy at no charge. There will be a $30 charge for a duplicate Policy.

Increase of Specified Amount Charge. We may assess a $100 charge for each increase in Specified Amount after the first in a Policy year.

We currently intend to waive certain fees as stated above. We, however, reserve the right to reinstate the fees and charges in the future.

Other Policy Benefits and Provisions
================================================================================

Owner, Beneficiary

You are the person who purchases the Policy and is named in the application. You may be other than the Insured.

You may name one or more Beneficiaries in the application. Beneficiaries may be classified as primary or contingent. If no primary Beneficiary survives the Insured, payment will be made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

Our Right to Contest the Policy

We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

Right to Convert


You may convert this Policy to a fixed policy during the first 24 months after the Policy Issue Date. It may be converted to a fixed policy by transferring, without charge, the value in the Subaccounts to the Fixed Account unless state law requires or allows otherwise. If you do so, future payments will be allocated to the Fixed Account, unless you specify otherwise. The conversion will become effective when we receive your Written Request.


Transfer of Ownership

You may transfer ownership of the Policy. The written consent of all assignees and Irrevocable Beneficiaries must be obtained before the transfer. The request to transfer must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.

We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before receiving the Written Request for transfer.


Collateral Assignments

You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership.

Effect of Misstatement of Age or Gender

For a Policy based on male or female cost of insurance rates (see data page for basis), if the insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):


         a. If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the insured's correct age and gender.


         b. If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the insured's correct age and gender beginning on the next Monthly Processing Day.

For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):


         a. If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the insured's correct age.


         b. If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the insured's correct age beginning on the next Monthly Processing Day.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Policy Issue Date, our liability is limited to an amount equal to the Policy Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

Dividends

While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends paid into the Subaccounts and the Fixed Account as Net Premiums or to have dividends paid in cash. If no option is selected, the dividends will be paid into Subaccounts and/or Fixed Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.70% of the Policy Value at the end of the Policy year. For each Policy year 21 and after we project annual dividends equal to 1.10% of the Policy Value at the end of the Policy year. These dividends are not guaranteed. They are reflected in Illustrations 1, 3, 5 and 7 of Appendix A.

Suspension of Payments

For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or Partial Withdrawal, or take a Policy loan when:

     1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

     2.   During   periods  when  trading  on  the  Exchange  is  restricted  as determined by the SEC.

     3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

     4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Fixed Account, the payment of full or Partial Withdrawal proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive proof of death.

Accelerated Benefit Option

We will advance up to 50% of a Policy's eligible death benefit, subject to a $250,000 maximum per Insured, if we receive satisfactory proof that the Insured is terminally ill and if you elect to receive an accelerated payment of the death benefit. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. Policy Value is excluded from the calculation of the eligible death benefit. If you elect to receive an accelerated benefit, we will assess an administrative charge (of no more than $300) and will deduct interest on the amount being accelerated. As a result, the amount payable to the Beneficiary at death is reduced by an amount greater than the amount you receive as an accelerated benefit. The accelerated benefit is available only in states which have approved the Endorsement and may vary from state to state. The tax consequences of accelerated benefits is uncertain and a tax advisor should be consulted.

Reports To Owners. We will confirm any of the following within seven days:

     - The receipt of any Net Premium (except premiums received before Policy Issue Date or by preauthorized check).

     -    The receipt of any instructions to change allocation of Net Premiums.

     -    Any transfer between  Subaccounts;  any loan, interest  repayment,  or
          loan  repayment;  any  Partial  Withdrawal;   any  return  of  premium
          necessary to comply with applicable maximum premium limitations.

     -    Any   restoration   to  Policy   Value   following   exercise  of  the
          right-to-examine privilege for an increase in Specified Amount.

     -    Exercise of the right-to-examine privilege.

     -    An exchange of the Policy or increase in Specified Amount.

     -    Full surrender of the Policy.

     -    Payment of Death Benefit Proceeds.

We will also mail to you, at your last known address of record, a report containing such information as may be required by any applicable law or regulation, and a statement for the Policy year showing all transactions previously confirmed and any credit to the Separate Account of interest on amounts held in the Loan Account.

Voting Rights. We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that it is allowed to vote the shares in its own right, it may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Policy Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the funds. Each owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a fund without regard to voting instructions from owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a fund, or investment objectives of a fund, or to approve or disapprove an investment advisory contract for a fund. In addition, we may, under certain circumstances, vote shares of a fund without regard to voting instructions from owners in favor of changes initiated by owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

Riders and Endorsements
================================================================================

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We reserve the right to stop offering the riders mentioned below and to offer additional riders.

Children's Insurance. The rider provides level term insurance to Children of the Insured up to the earlier of Age 23 of the child or Age 65 for the Insured. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies before termination of this rider, the coverage on each child becomes paid-up term insurance to Age 23. This rider may be converted to a new Policy without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the person insured under the Policy to which the rider is attached, if sooner.

Guaranteed Insurability. The rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard or preferred risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

Accidental Death Benefit. The rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

Other Insured. This rider provides additional level term insurance. The "other Insured" could be the Insured (except in states where it is not allowed by law) or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

Waiver of Premium Disability. This rider provides that, during the Insured's total disability, we will waive Monthly Deduction for administrative and life insurance costs or Basic Guarantee Premium, if greater. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

Executive Benefits Plan Endorsement. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the Surrender Charges on the Policy to which it is attached subject to the following conditions:

     1. The Policy is surrendered and the proceeds are used to fund a new Policy provided through CUNA Mutual Life Insurance Company or an affiliate.

     2.   The Policy is owned by a business or trust.

     3.   The new Policy is owned by the same entity.

     4. The insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended).

     5. The insured under the new contract is also a selected manager or highly compensated employee.

     6. We receive an application for the new contract (and have evidence of insurability satisfactory to us).


There is no charge for this benefit. However, if you exercise this benefit during the first two contract (Policy) years, we reserve the right to charge a fee to offset expenses incurred where allowed by state law. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

Federal Income Tax Considerations
================================================================================

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an owner to allocate premium payments and Policy Value and the narrow investment objective of certain Funds, have not been explicitly addressed in published rulings. While we believe that the Policies do not give you investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent you from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

Federal,  state  and  local  transfer,  estate,   inheritance,   and  other  tax
consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and Partial Withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and Partial Withdrawals.

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the your and your beneficiary or designated beneficiary.


If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.


Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's death benefit option or face amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See page 29 for more information regarding the Endorsement.)

Special Rules for Pension and Profit-Sharing Plans

If a Policy is  purchased  by a  pension  or  profit-sharing  plan,  or  similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount At Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Business Uses of the Policy

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

The Company's Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Expense Charges). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

CUNA Mutual Life Insurance Company Directors and Executive Officers
================================================================================

   Name                                             Occupation

Directors

James C. Barbre                      1994-Present            ACT Technologies, Inc.
                                                             President/Chief Operating Officer
                                     1985-1993               Self-employed consultant in carpet
                                                             Manufacturing and distribution in Dalton, GA

Robert W. Bream                      2000-present            Retired
                                     1991-2000               United Airlines Employees Credit Union
                                                             President/Chief Executive Officer


Wilfred F. Broxterman                1997-Present            Broxterman Group
                                                             President/Chief Executive Officer
                                     1989-1997               Hughes Aircraft Employees Federal Credit Union
                                                             President/Chief Executive Officer

James L. Bryan                       1974-Present            Texans Credit Union
                                                             President/Chief Executive Officer

Loretta M. Burd                      1987-Present            Centra Credit Union
                                                             President/Chief Executive Officer

Ralph B. Canterbury                  1965-Present            US Airways Federal Credit Union
                                                             President

Rudolf J. Hanley                     1982-Present            Orange County Teachers Federal Credit Union
                                                             President/Chief Executive Officer

Jerald R. Hinrichs                   1990-Present            Hinrichs & Associates
                                                             Insurance Marketing Consultants
                                                             Owner/President

Michael B. Kitchen                   1995-Present            CUNA Mutual Life Insurance Company*
                                                             President and Chief Executive Officer
                                     1992-1995               The CUMIS Group Limited
                                                             President/Chief Executive Officer

Robert T. Lynch                      1996-Present            Retired
                                     1970-1996               Detroit Teachers Credit Union
                                                             Treasurer/General Manager

Brian L. McDonnell                   1977-Present            Navy Federal Credit Union
                                                             President/Chief Executive Officer

C. Alan Peppers                      1992-Present            Denver Public Schools Credit Union
                                                             President/Chief Executive Officer

Omer K. Reed                         1997-Present            Retired
                                     1959-1997               Self-employed dentist

Rosemarie M. Shultz                  1997-Present            Retired
                                     1976-1997               North Coast Credit Union
                                                             President/Chief Executive Officer

Neil A. Springer                     1994-Present            Springer & Associates, L.L.C.
                                                             Managing Director
                                     1992-1994               Slayton International, Inc.
                                                             Senior Vice President

Farouk D.G. Wang                     1987-Present            University of Hawaii at Manoa
                                                             Director of Buildings and Grounds Management

Larry T. Wilson                      1974-Present            Coastal Federal Credit Union
                                                             President/Chief Executive Officer

Executive Officers

Wayne A. Benson                      1997 - Present          CUNA Mutual Life Insurance Company*
                                                             Chief Officer - Sales


Larry H. Blanchard                   1996-Present            CUNA Mutual Life Insurance Company
                                                             Senior Vice President - Communications and Public Relations

Gerald T. Conklin                    1999-Present            CUNA Mutual Life Insurance Company
                                                             Senior Vice President - International Enterprise


Michael S. Daubs                     1973-Present            CUNA Mutual Life Insurance Company*
                                                             Chief Officer - Investments
                                                             CIMCO Inc.
                                                             President

James M. Greaney                     1998-Present            CUNA Mutual Life Insurance Company*
                                                             Chief Officer - Corporate Services


Jeffrey D. Holley                     1999-Present            CUNA Mutual Insurance Society
                                                              Chief Financial Officer

Steven Haroldson                      1999-Present            CUNA Mutual Insurance Company
                                                              Chief Technology Officer


Michael B. Kitchen                   1995-Present            CUNA Mutual Life Insurance Company*
                                                             President and Chief Executive Officer
                                     1992-1995               The CUMIS Group Limited
                                                             President and Chief Executive Officer

Reid A. Koenig                       1999-Present            CUNA Mutual Life Insurance Company
                                                             Chief Officer - Operating
                                     1994-Present            Vice President - Members Services


Daniel E. Meylink, Sr.               1983-Present            CUNA Mutual Life Insurance Company*
                                                             Chief Officer - Member Services/Lending Serives

Faye A. Patzner                      1999-Present            CUNA Mutual Life Insurance Company
                                                             Senior Vice President and General Counsel

Keith A. Williams                    1999-Present            CUNA Mutual Life Insurance Company
                                                             Senior Vice President - Human Resources


[FN]
    *We entered into a permanent affiliation with the CUNA Mutual on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual. The most recent position has been given for those persons who have held more than one position with the Company or CUNA Mutual Insurance Society during the last five year period. Each person has business addresses at both 2000 Heritage Way, Waverly, Iowa 50677-9202, and 5910 Mineral Point Road, Madison, Wisconsin 53705-4456.

Additional Information
================================================================================

Addition, Deletion Or Substitution Of Investments

We reserve the right, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also Surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

State Regulation

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

Legal Proceedings

We, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

Independent Accountants

The financial statements for 1999 included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, independent accountants, and upon the authority of said firm as experts in accounting and auditing. The financial statements for fiscal years ended December 31, 1998 and prior have been audited by KPMG LLP.


Actuarial Matters

Actuarial matters included in this prospectus have been examined by Scott Allen, FSA, MAAA Product Manager Variable Products, CUNA Mutual Life Insurance Company, Waverly, Iowa, as stated in the opinion filed as an exhibit to the Registration Statement.

Registration Statement

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

Distribution Of Policies


Questions regarding the Policy should be directed to CUNA Brokerage Services, Inc., Office of Supervisory Jurisdiction, 2000 Heritage Way, Waverly, Iowa, 50677-9202, (800) 798-5500, (319) 352-4090. Its IRS employer identification number is 39-1437257. CUNA Brokerage Services, Inc. is wholly-owned by CUNA Mutual Investment Corporation which in turn is wholly-owned by CUNA Mutual. CUNA Brokerage Services, Inc., 5910 Mineral Point Road, Madison, Wisconsin, 53705-4456, the principal underwriter for the Policy is a broker/dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. CUNA Mutual Life Insurance Company, the issuer of the Policy, entered into a permanent affiliation with CUNA Mutual on July 1, 1990. The Policies will be sold through registered representatives who will be paid first-year and renewal commissions for their services.


We may pay sales commissions to broker-dealers up to an amount equal to 8.5% of the total premiums paid under the Policy. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. We may also pay other distribution expenses such as agents' insurance and pension benefits, agency expense allowances, and overhead attributable to distribution. In addition, we may from time to time pay or allow additional promotional incentives in the form of cash or other compensation. These distribution expenses do not result in any additional charges under the Contracts that are not described under CHARGES AND DEDUCTIONS.

Financial Statements
================================================================================

Our financial statements are immediately following the financial statements of the Separate Account. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy and should not be considered as bearing on the investment performance of the Separate Account.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                              Financial Statements


                                December 31, 1999

                       (with Independent Auditor's Report)

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      Statements of Assets and Liabilities
                              December 31, 1999

                                          Money          Treasury                                        Growth and     Appreciation
                                         Market            2000            Bond           Balanced      Income Stock        Stock
Assets:                                Subaccount       Subaccount      Subaccount       Subaccount      Subaccount      Subaccount
                                       ----------       ----------      ----------       ----------      ----------      ----------
Investments in Ultra Series Fund:
   (note 2)
Money Market Fund,
   4,415,709 shares at net asset value of
   $1.00 per share (cost $4,415,709)   $4,415,709       $     --        $      --      $        --     $         --     $        --

Treasury 2000 Fund,
   185,786 shares at net asset value
   of $10.23 per share (cost $1,730,401)       --       1,901,140               --              --               --              --

Bond Fund,
   386,266 shares at net asset value
   of $10.05 per share (cost $4,031,809)       --              --        3,880,772              --               --              --

Balanced Fund,
   3,856,328 shares at net asset value
   of $20.44 per share (cost $57,606,958)      --              --               --      78,807,130               --              --

Growth and Income Stock Fund,
   3,049,577 shares at net asset value
   of $33.58 per share (cost $64,521,628)      --              --               --              --      102,397,680

Capital Appreciation Stock Fund,
   1,650,768 shares at net asset value of
   $25.59 per share (cost $26,563,974)         --              --               --              --               --      42,243,240
                                      -----------     -----------      -----------      ----------      -----------      ----------
     Total assets                       4,415,709       1,901,140        3,880,772      78,807,130      102,397,680      42,243,240
                                      -----------     -----------      -----------      ----------      -----------      ----------

Liabilities:
Accrued adverse mortality and
   expense charges                          3,512             795            2,983          59,572           76,580          31,271
                                      -----------     -----------      -----------      ----------      -----------      ----------
     Total liabilities                      3,512             795            2,983          59,572           76,580          31,271
                                      -----------     -----------      -----------      ----------      -----------      ----------
     Net assets                        $4,412,197      $1,900,345       $3,877,789     $78,747,558     $102,321,100     $42,211,969
                                      ===========     ===========      ===========      ==========      ===========      ==========

Policyowners Equity:
    Net Assets: Type 1                $4,412,197      $1,900,345       $3,876,719     $78,664,114     $102,280,992     $42,196,596
    Outstanding units: Type 1 (note 5)   220,755         204,654          139,585       1,593,968        1,246,783       1,333,827
    Net asset value per unit: Type 1      $19.99           $9.29           $27.77          $49.35           $82.04          $31.64
                                      ===========     ===========      ===========      ==========      ===========      ==========

    Net Assets: Type 2                         --              --          $1,070         $83,444          $40,108         $15,373
    Outstanding units: Type 2 (note 5)         --              --             107           8,270            3,979           1,481
    Net asset value per unit: Type 2           --              --          $10.00          $10.09           $10.08          $10.38
                                      ===========     ===========      ===========      ==========      ===========      ==========


See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Assets and Liabilities, continued
                                December 31, 1999

                                         Mid-Cap       International      Global          Emerging          High          Developing
                                          Stock            Stock        Governments        Growth          Income           Markets
Assets:                                Subaccount       Subaccount      Subaccount       Subaccount      Subaccount       Subaccount
                                       ----------       ----------      ----------       ----------      ----------       ----------
Investments in Ultra Series Fund:
   (note 2)
Mid-Cap Stock Fund,
   409 shares at net asset value of
   $11.15 per share (cost $4,449)          $4,562      $       --        $      --     $        --        $      --       $      --

Investments in T. Rowe Price
International Fund, Inc.:
   International Stock Portfolio,
   439,418 shares at net asset value of
   $19.04 per share (cost $5,697,317)          --       8,366,511               --              --               --              --

Investments in MFS(R) Variable Insurance Trust(SM):

   Global Governments Series,
   61,767 shares at net asset value of
   $10.03 per share (cost $633,127)            --              --          619,522              --               --              --

Investments in MFS(R) Variable Insurance Trust(SM):

   Emerging Growth Series,
   402,628 shares at net asset value of
   $37.94 per share (cost $7,237,010)          --              --               --      15,275,690               --              --

Investments in Oppenheimer
Variable Account Funds:

   High Income Series,
   100 shares at net asset value of
   $10.72 per share (cost $1,073)              --              --               --              --            1,076              --

Investments in Templeton
Variable Products Series Fund:
   Developing Markets Series,
   160 shares at net asset value of
   $7.74 per share (cost $1,183)               --              --               --              --               --           1,238
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Total assets                           4,562       8,366,511          619,522      15,275,690            1,076           1,238
                                       ----------      ----------       ----------      ----------        ---------       ---------

Liabilities:
Accrued adverse mortality and
   expense charges                              1           6,007              482          10,132               --              --
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Total liabilities                          1           6,007              482          10,132               --              --
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Net assets                            $4,561      $8,360,504         $619,040     $15,265,558           $1,076          $1,238
                                       ==========      ==========       ==========      ==========        =========       =========

Policyowners Equity:
    Net Assets: Type 1                         --     $8,354,873         $617,980     $15,259,897                --              --
    Outstanding units: Type 1 (note 5)         --        446,501           51,976         536,259                --              --
    Net asset value per unit: Type 1           --         $18.71           $11.89          $28.46                --              --
                                       ==========      ==========       ==========      ==========        =========       =========

    Net Assets: Type 2                    $4,561          $5,631            $1,060         $5,661           $1,076          $1,238
    Outstanding units: Type 2 (note 5)       439             497              106             454              107             118
    Net asset value per unit: Type 2      $10.39          $11.33           $10.00          $12.47           $10.03          $10.53
                                       ==========      ==========       ==========      ==========        =========       =========

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                            Statements of Operations
                  Years ended December 31, 1999, 1998 and 1997

                                                MONEY MARKET SUBACCOUNT                            TREASURY 2000 SUBACCOUNT
Investment income (loss):               1999              1998             1997              1999            1998             1997
                                        ----              ----             ----              ----            ----             ----
  Dividend income                    $156,541          $123,985           $85,594         $105,875         $106,291        $106,851
  Adverse mortality and expense charges
   (note 3)                           (29,935)          (22,312)          (15,448)         (16,680)         (15,826)        (14,583)
                                    ---------         ---------         ---------       ----------       ----------       ---------
Net investment income (loss)          126,606           101,673            70,146           89,195           90,465          92,268
                                    ---------         ---------         ---------       ----------       ----------       ---------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
  transactions:
  Capital gain distributions               --                --                --               --               --              --
  Proceeds from sale of securities (4,009,628         2,979,908         4,634,860               --               --              --
  Cost of securities sold          (4,009,628)       (2,979,908)       (4,634,860)              --               --              --
                                    ---------         ---------         ---------       ----------       ----------       ---------
Net realized gain (loss) on security
  transactions                             --                --                --               --               --              --
  Net change in unrealized appreciation
   or depreciation on investments          --                --                --          (49,994)          21,682           1,846
                                    ---------         ---------         ---------       ----------       ----------       ---------
Net gain (loss) on investments             --                --                --          (49,994)          21,682           1,846
                                    ---------         ---------         ---------       ----------       ----------       ---------
Net increase (decrease) in net assets
  resulting from operations          $126,606          $101,673           $70,146          $39,201         $112,147         $94,114
                                    =========         =========         =========       ==========       ==========       =========


                                                    BOND SUBACCOUNT                                   BALANCED SUBACCOUNT
Investment income (loss):               1999              1998             1997              1999            1998             1997
                                        ----              ----             ----              ----            ----             ----
  Dividend income                    $223,032          $196,337          $136,739       $1,995,000       $1,934,712      $2,062,026
  Adverse mortality and expense charges
   (note 3)                           (34,792)          (30,006)          (23,285)        (675,563)        (577,128)       (509,762)
                                    ---------         ---------         ---------        ---------        ---------       ---------
Net investment income (loss)          188,240           166,331           113,454        1,319,437        1,357,584       1,552,264
                                    ---------         ---------         ---------        ---------        ---------       ---------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions              57             2,477               379        1,743,848            3,744         758,320
   Proceeds from sale of securities   585,790           441,318           402,615        6,404,678        4,012,722       4,525,247
   Cost of securities sold           (583,986)         (426,398)         (394,979)      (4,654,847)      (3,159,159)     (3,785,014)
                                    ---------         ---------         ---------        ---------        ---------       ---------
Net realized gain (loss) on security
  transactions                          1,861            17,397             8,015        3,493,679          857,307       1,498,553
  Net change in unrealized appreciation
   or depreciation on investments    (197,060)          (14,556)           41,691        4,544,788        5,340,950       5,202,066
                                    ---------         ---------         ---------        ---------        ---------       ---------
Net gain (loss) on investments       (195,199)            2,841            49,706        8,038,467        6,198,257       6,700,619
                                    ---------         ---------         ---------        ---------        ---------       ---------
Net increase (decrease) in net assets
  resulting from operations           ($6,959)         $169,172          $163,160       $9,357,904       $7,555,841      $8,252,883
                                    =========         =========         =========        =========        =========       =========

See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years ended December 31, 1999, 1998 and 1997

                                          GROWTH AND INCOME STOCK SUBACCOUNT                 CAPITAL APPRECIATION STOCK SUBACCOUNT
Investment income (loss):              1999              1998             1997              1999             1998              1997
                                       ----              ----             ----              ----             ----             ----
Dividend income                     $916,870          $869,525          $778,858          $33,412           $88,433        $119,794
 Adverse mortality and expense charges
(note 3)                            (870,409)         (691,564)         (527,025)        (328,898)         (259,874)       (182,627)
                                    --------         ---------         ---------        ---------          --------        --------
Net investment income (loss)          46,461           177,961           251,833         (295,486)         (171,441)        (62,833)
                                    --------         ---------         ---------        ---------          --------        --------
Realized and  unrealized  gain (loss) on  investments:  Realized  gain (loss) on security transactions:

Capital gain distributions         6,072,033         3,106,051         1,145,587        3,266,215           769,968         317,275
Proceeds from sale of securities   4,764,654         3,497,748         3,033,581        2,779,984         1,770,807       1,795,596
Cost of securities sold           (2,809,713)       (2,160,207)       (2,103,099)      (1,731,081)       (1,192,638)     (1,354,057)
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net realized gain (loss) on security
transactions                       8,026,974         4,443,592         2,076,069        4,315,118         1,348,137         758,814
Net change in unrealized appreciation
or depreciation on investments     6,432,344         7,377,335        12,852,455        4,111,612         4,151,868       4,563,309
                                  ----------        ----------        ----------        ---------         ---------       ---------
Net gain (loss) on investments    14,459,318        11,820,927        14,928,524        8,426,730         5,500,005       5,322,123
                                  ----------        ----------        ----------        ---------         ---------       ---------
Net increase (decrease) in net assets
resulting from operations        $14,505,779       $11,998,888       $15,180,357       $8,131,244        $5,328,564      $5,259,290
                                  ==========        ==========        ==========        =========         =========       =========


                                               MID-CAP STOCK SUBACCOUNT                         INTERNATIONAL STOCK SUBACCOUNT
Investment income (loss):              1999*                                                1999             1998             1997
                                       -----                                                ----             ----             ----
  Dividend income                         $1                                              $30,258           $90,596         $99,113
  Adverse mortality and expense
charges (note 3)                          (1)                                             (58,716)          (47,908)        (32,130)
                                     -------                                            ---------          --------         -------
Net investment income (loss)              --                                              (28,458)           42,688          66,983
                                     -------                                            ---------          --------         -------
Realized and  unrealized  gain (loss) on  investments:  Realized  gain (loss) on security transactions:

Capital gain distributions                78                                               95,097                --              --
Proceeds from sale of securities          14                                              648,203           491,409         235,721
Cost of securities sold                  (14)                                            (619,493)         (442,671)       (211,895)
                                     -------                                            ---------          --------         -------
Net realized gain (loss) on security
transactions                              78                                              123,807            48,738          23,826
Net change in unrealized appreciation
or depreciation on investments           113                                            1,926,801           608,851         (62,452)
                                     -------                                            ---------          --------         -------
Net gain (loss) on investments           191                                            2,050,608           657,589         (38,626)
                                     -------                                            ---------          --------         -------
Net increase (decrease) in net assets
resulting from operations               $191                                           $2,022,150          $700,277         $28,357
                                     =======                                            =========          ========         =======

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years ended December 31, 1999, 1998 and 1997

                                             GLOBAL GOVERNMENTS SUBACCOUNT                        EMERGING GROWTH SUBACCOUNT
Investment income (loss):              1999              1998             1997              1999             1998              1997
                                       ----              ----             ----              ----             ----             ----
Dividend income                      $35,810            $8,821            $7,143       $       --           $45,309        $     --
 Adverse mortality and expense charges
(note 3)                              (6,651)           (6,487)           (3,401)         (81,732)          (48,583)        (21,660)
                                    --------          --------           -------        ---------          --------         -------
Net investment income (loss)          29,159             2,334             3,742          (81,732)           (3,274)        (21,660)
                                    --------          --------           -------        ---------          --------         -------
Realized and  unrealized  gain (loss) on  investments:  Realized  gain (loss) on security transactions:

Capital gain distributions                --                --                --               --                --              --
Proceeds from sale of securities     289,685            92,387            65,919          841,070           448,520         234,899
Cost of securities sold             (289,946)          (90,661)          (66,515)        (590,062)         (373,845)       (222,640)
                                    --------          --------           -------        ---------          --------         -------
Net realized gain (loss) on security
transactions                            (261)            1,726              (596)         251,008            74,675          12,259
Net change in unrealized appreciation
or depreciation on investments       (57,288)           44,633            (5,796)       6,126,859         1,524,641         384,388
                                    --------          --------           -------        ---------          --------
Net gain (loss) on investments       (57,549)           46,359            (6,392)       6,377,867         1,599,316         396,647
                                    --------          --------           -------        ---------         ---------        --------
Net increase (decrease) in net assets
resulting from operations           ($28,390)          $48,693           ($2,650)      $6,296,135        $1,596,042        $374,987
                                    ========          ========           =======        =========         =========        ========


                                                HIGH INCOME SUBACCOUNT                           DEVELOPING MARKETS SUBACCOUNT
Investment income (loss):              1999*                                                1999*
                                       -----                                                -----
  Dividend income                   $     --                                             $     --
  Adverse mortality and expense
charges (note 3)                          --                                                   --
                                     -------                                              -------
Net investment income (loss)              --                                                   --
                                     -------                                              -------
Realized and  unrealized  gain (loss) on  investments:  Realized  gain (loss) on security transactions:

Capital gain distributions                --                                                   --
Proceeds from sale of securities          --                                                   --
Cost of securities sold                   --                                                   --
                                     -------                                              -------
Net realized gain (loss) on security
transactions                              --                                                   --
Net change in unrealized appreciation
or depreciation on investments             3                                                   55
                                     -------                                              -------
Net gain (loss) on investments             3                                                   55
                                     -------                                              -------
Net increase (decrease) in net assets
resulting from operations                 $3                                                  $55
                                     =======                                              =======


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Changes in Net Assets
                  Years ended December 31, 1999, 1998 and 1997

                                                MONEY MARKET SUBACCOUNT                            TREASURY 2000 SUBACCOUNT
Operations:                            1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
  Net investment income (loss)      $126,606          $101,673           $70,146          $89,195           $90,465         $92,268
  Net realized gain (loss) on
   security transactions                  --                --                --               --                --              --
  Net change in unrealized appreciation
   or depreciation on investments         --                --                --          (49,994)           21,682           1,846
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                       126,606           101,673            70,146           39,201           112,147          94,114
                                  ----------        ----------        ----------       ----------        ----------      ----------
Capital unit transactions (note 5):

Proceeds from sale of units        5,200,600         4,485,112         6,190,640          371,536           447,349         621,004
  Cost of units repurchased       (4,530,276)       (3,592,636)       (5,367,244)        (344,910)         (424,204)       (599,303)
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from capital
    unit transactions                670,324           892,476           823,396           26,626            23,145          21,701
                                  ----------        ----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets    796,930           994,149           893,542           65,827           135,292         115,815
Net assets:
  Beginning of period              3,615,267         2,621,118         1,727,576        1,834,518         1,699,226       1,583,411
                                  ----------        ----------        ----------       ----------        ----------      ----------
  End of period                   $4,412,197        $3,615,267        $2,621,118       $1,900,345        $1,834,518      $1,699,226
                                  ==========        ==========        ==========       ==========        ==========      ==========


                                                    BOND SUBACCOUNT                                   BALANCED SUBACCOUNT
Operations:                            1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
  Net investment income (loss)      $188,240          $166,331          $113,454       $1,319,437        $1,357,584      $1,552,264
  Net realized gain (loss) on
   security transactions               1,861            17,397             8,015        3,493,679           857,307       1,498,553
  Net change in unrealized appreciation
   or depreciation on investments   (197,060)          (14,556)           41,691        4,544,788         5,340,950       5,202,066
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                        (6,959)          169,172           163,160        9,357,904         7,555,841       8,252,883
                                  ----------        ----------        ----------       ----------        ----------      ----------

Capital unit transactions (note 5):

  Proceeds from sale of units      1,186,455         1,182,649         1,162,322       14,839,213        10,811,007      10,763,242
  Cost of units repurchased         (918,722)         (772,448)         (705,363)     (14,209,808)      (10,309,524)    (10,663,916)
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from capital
    unit transactions                267,733           410,201           456,959          629,405           501,483          99,326
                                  ----------        ----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets    260,774           579,373           620,119        9,987,309         8,057,324       8,352,209
Net assets:
  Beginning of period              3,617,015         3,037,642         2,417,523       68,760,249        60,702,925      52,350,716
                                  ----------        ----------        ----------       ----------        ----------      ----------
  End of period                   $3,877,789        $3,617,015        $3,037,642      $78,747,558       $68,760,249     $60,702,925
                                  ==========        ==========        ==========       ==========        ==========      ==========

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years ended December 31, 1999, 1998 and 1997


                                          GROWTH AND INCOME STOCK SUBACCOUNT                    CAPITAL APPRECIATION SUBACCOUNT
Operations:                            1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
  Net investment income (loss)       $46,461          $177,961          $251,833        ($295,486)        ($171,441)       ($62,833)
  Net realized gain (loss) on
   security transactions           8,026,974         4,443,592         2,076,069        4,315,118         1,348,137         758,814
  Net change in unrealized appreciation
   or depreciation on investments  6,432,344         7,377,335        12,852,455        4,111,612         4,151,868       4,563,309
                                 -----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                    14,505,779        11,998,888        15,180,357        8,131,244         5,328,564       5,259,290
                                 -----------        ----------        ----------       ----------        ----------      ----------
Capital unit transactions (note 5):

  Proceeds from sale of units     17,312,510        15,135,142        16,677,681        7,912,873         7,807,048       9,240,958
  Cost of units repurchased      (14,188,868)      (11,770,989)      (10,282,732)      (6,897,886)       (5,420,620)     (4,699,419)
                                 -----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from capital
    unit transactions              3,123,642         3,364,153         6,394,949        1,014,987         2,386,428       4,541,539
                                 -----------        ----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets 17,629,421        15,363,041        21,575,306        9,146,231         7,714,992       9,800,829
Net assets:
  Beginning of period             84,691,679        69,328,638        47,753,332       33,065,738        25,350,746      15,549,917
                                 -----------        ----------        ----------       ----------        ----------      ----------
  End of period                 $102,321,100       $84,691,679       $69,328,638      $42,211,969       $33,065,738     $25,350,746
                                 ===========        ==========        ==========       ==========        ==========      ==========


                                               MID-CAP STOCK SUBACCOUNT                         INTERNATIONAL STOCK SUBACCOUNT
Operations:                            1999*                                                1999             1998             1997
                                       -----                                                ----             ----             ----
  Net investment income (loss)      $     --                                             ($28,458)          $42,688         $66,983
  Net realized gain (loss) on
   security transactions                  78                                              123,807            48,738          23,826
  Net change in unrealized appreciation
   or depreciation on investments        113                                            1,926,801           608,851         (62,452)
                                    --------                                            ---------         ---------       ---------
   Change in net assets from
    operations                           191                                            2,022,150           700,277          28,357
                                    --------                                            ---------         ---------       ---------
Capital unit transactions (note 5):

  Proceeds from sale of units          4,450                                            1,876,821         1,897,345       2,721,533
  Cost of units repurchased              (80)                                          (1,361,528)       (1,227,692)       (904,022)
                                    --------                                            ---------         ---------       ---------
   Change in net assets from capital
    unit transactions                  4,370                                              515,293           669,653       1,817,511
                                    --------                                            ---------         ---------       ---------
Increase (decrease) in net assets      4,561                                            2,537,443         1,369,930       1,845,868
Net assets:
  Beginning of period                     --                                            5,823,061         4,453,131       2,607,263
                                    --------                                            ---------         ---------       ---------
  End of period                       $4,561                                           $8,360,504        $5,823,061      $4,453,131
                                    ========                                            =========         =========       =========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years ended December 31, 1999, 1998 and 1997


                                            GLOBAL GOVERNMENTS SUBACCOUNT                         EMERGING GROWTH SUBACCOUNT
Operations:                            1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
  Net investment income (loss)       $29,159            $2,334            $3,742         ($81,732)          ($3,274)       ($21,660)
  Net realized gain (loss) on
   security transactions                (261)            1,726              (596)         251,008            74,675          12,259
  Net change in unrealized appreciation
   or depreciation on investments    (57,288)           44,633            (5,796)       6,126,859         1,524,641         384,388
                                   ---------         ---------         ---------       ----------         ---------       ---------
   Change in net assets from
    operations                       (28,390)           48,693            (2,650)       6,296,135         1,596,042         374,987
                                   ---------         ---------         ---------       ----------         ---------       ---------
Capital unit transactions (note 5):

  Proceeds from sale of units        222,897            85,855           530,877        3,957,172         2,707,434       3,238,087
  Cost of units repurchased         (312,920)         (118,224)          (95,423)      (2,023,998)       (1,321,467)       (749,413)
                                   ---------         ---------         ---------       ----------         ---------       ---------
   Change in net assets from capital
    unit transactions                (90,023)          (32,369)          435,454        1,933,174         1,385,967       2,488,674
                                   ---------         ---------         ---------       ----------         ---------       ---------
Increase (decrease) in net assets   (118,413)           16,324           432,804        8,229,309         2,982,009       2,863,661
Net assets:
  Beginning of period                737,453           721,129           288,325        7,036,249         4,054,240       1,190,579
                                   ---------          --------         ---------       ----------         ---------       ---------
  End of period                     $619,040          $737,453          $721,129      $15,265,558        $7,036,249      $4,054,240
                                   =========         =========         =========       ==========         =========       =========


                                                HIGH INCOME SUBACCOUNT                           DEVELOPING MARKETS SUBACCOUNT
Operations:                            1999*                                                1999*
                                       -----                                                -----
  Net investment income (loss)      $     --                                             $     --
  Net realized gain (loss) on
   security transactions                  --                                                   --
  Net change in unrealized appreciation
   or depreciation on investments          3                                                   55
                                    --------                                            ---------
   Change in net assets from
    operations                             3                                                   55
                                    --------                                            ---------
Capital unit transactions (note 5):

  Proceeds from sale of units          1,075                                                1,189
  Cost of units repurchased               (2)                                                  (6)
                                    --------                                            ---------
   Change in net assets from capital
    unit transactions                  1,073                                                1,183
                                    --------                                            ---------
Increase (decrease) in net assets      1,076                                                1,238
Net assets:
  Beginning of period                     --                                                   --
                                    --------                                            ---------
  End of period                       $1,076                                               $1,238
                                    ========                                            =========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          Notes to Financial Statements

(1)  Organization

     The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company to receive and invest net premiums paid under flexible premium variable life insurance policies.

     Although the assets of the Account are the property of CUNA Mutual Life Insurance Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which CUNA Mutual Life Insurance Company may conduct.

     The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in CUNA Mutual Life Insurance Company's general account to cover death benefits in excess of the accumulated value.

(2)  Significant Accounting Policies

     Investments

     The Account currently is divided into twelve subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares), T. Rowe Price International Fund, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Templeton Variable Products Series Fund, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Account invests in shares of Ultra Series Fund, T. Rowe Price International Fund, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Templeton Variable Products Series Fund. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has seven funds available as investment options under the policies. T. Rowe Price International Fund, Inc., Oppenheimer Variable Account Funds and Templeton Variable Products Series Fund have one fund available as an investment option and MFS(R) Variable Insurance Trust(SM) has two funds available as an investment option. MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Templeton Variable Products Series Fund also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

     CIMCO Inc. (CIMCO) serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. CUNA Mutual Life Insurance Company owns one half of CIMCO's outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

     Rowe Price-Fleming International, Inc. (RPFI) serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Fund, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Global Governments Series (formerly known as the MFS World Governments Series) and Emerging Growth Series and manages their assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).

     OppenheimerFunds, Inc. (the Manager) serves as the investment adviser to the Oppenheimer High Income Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund Class 2 and manages its assets and makes its investments decisions.

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

     Federal Income Taxes

     The operations of the Account form a part of the operations of CUNA Mutual Life Insurance Company and are not taxed separately. CUNA Mutual Life Insurance Company does not initially expect to incur any income tax upon the earnings or the realized capital gains attributable to the Account.
     Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by CUNA Mutual Life Insurance Company in the future, a charge to the Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Fees and Charges

     Policy Charges

     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by CUNA Mutual Life Insurance Company by redeeming an appropriate number of units for each policy.

     Administrative Fee: CUNA Mutual Life Insurance Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, CUNA Mutual Life Insurance Company may assess each policy a monthly administrative fee. For additional detail, see schedule of expenses and charges in the prospectus.

     Deferred Contingent Sales and Administrative Charges: The sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with CUNA Mutual Life Insurance Company crediting additional amounts at its discretion.

     Policy Fee: CUNA Mutual Life Insurance Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee to recover these expenses.

     Cost of Insurance and Additional Benefits Provided: CUNA Mutual Life Insurance Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables as described in the Account's prospectus.

     Variable Account Charges

     Mortality and Expense Risk Charge: CUNA Mutual Life Insurance Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by CUNA Mutual Life Insurance Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4)  Investment Transactions

     The  cost  of  shares   purchased,   including   reinvestment  of  dividend
     distributions, during the year ended December 31, 1999, was as follows:

     Money Market Fund............................................  $4,809,236
     Treasury 2000 Fund...........................................       9,355
     Bond Fund....................................................   1,043,913
     Balanced Fund................................................  10,140,150
     Growth and Income Stock Fund.................................  14,062,665
     Capital Appreciation Stock Fund..............................   6,789,057
     Mid-Cap Stock Fund...........................................       4,463
     International Stock Portfolio................................   1,234,716
     Global Governments Series....................................     229,122
     Emerging Growth Series.......................................   2,700,937
     High Income Fund.............................................       1,073
     Developing Markets Fund......................................       1,183

(5)  Unit Activity from Contract Transactions

     Transactions in units of each subaccount of the Account for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                 Money Treasury

                                         Market                      2000                      Bond                   Balanced
                                       Subaccount                 Subaccount                Subaccount               Subaccount
                                   -------------------        -------------------       -------------------      -------------------
                                    Type 1     Type 2         Type 1     Type 2*         Type 1     Type 2        Type 1     Type 2
     Outstanding at
       December 31, 1996            97,454         --         196,670                    97,412         --     1,567,551         --
     Sold                          342,456         --          77,604                    45,022         --       297,548         --
     Repurchased                  (298,002)        --         (75,054)                  (27,507)        --      (296,125)        --
                                  --------   --------         -------                   -------    -------      --------    -------
     Outstanding at
       December 31, 1997           141,908         --         199,220                   114,927         --     1,568,974         --
     Sold                          236,364         --          52,984                    43,507         --       266,148         --
     Repurchased                  (190,395)        --         (50,435)                  (28,421)        --      (254,086)        --
                                  --------   --------         -------                   -------    -------      --------    -------
     Outstanding at
       December 31, 1998           187,877         --         201,769                   130,013         --     1,581,036         --
     Sold                          263,945         --          43,509                    42,671        107       318,708      8,386
     Repurchased                  (231,067)        --         (40,624)                  (33,099)        --      (305,776)      (116)
                                  --------   --------         -------                   -------    -------      --------    -------
     Outstanding at
       December 31, 1999           220,755         --         204,654                   139,585        107     1,593,968      8,270
                                  ========   ========         =======                   =======    =======      ========    =======


                                                                   Capital

                                       Growth and               Appreciation                  Mid-Cap               International
                                          Stock                     Stock                      Stock                    Stock
                                       Subaccount                Subaccount                 Subaccount               Subaccount
                                   -------------------        -------------------       -------------------      -------------------
                                    Type 1     Type 2         Type 1     Type 2          Type 1*    Type 2        Type 1     Type 2
     Outstanding at
       December 31, 1996         1,036,605         --         953,534         --                        --       216,089         --
     Sold                          313,426         --         490,480         --                        --       216,687         --
     Repurchased                  (194,852)        --        (252,149)        --                        --       (71,570)        --
                                  --------   --------        --------    -------                   -------       -------    -------
     Outstanding at
       December 31, 1997         1,155,179         --       1,191,865         --                        --       361,206         --
     Sold                          233,645         --         340,862         --                        --       141,913         --
     Repurchased                  (181,819)        --        (235,746)        --                        --       (91,869)        --
                                  --------   --------        --------    -------                   -------       -------    -------
     Outstanding at
       December 31, 1998         1,207,005         --       1,296,981         --                        --       411,250         --
     Sold                          221,525      4,044         287,074      1,509                       447       125,998        504
     Repurchased                  (181,747)       (65)       (250,228)       (28)                       (8)      (90,747)        (7)
                                  --------   --------        --------    -------                   -------       -------    -------
     Outstanding at
       December 31, 1999         1,246,783      3,979       1,333,827      1,481                       439       446,501        497
                                  ========   ========        ========    =======                   =======       =======    =======


                                         Global                    Emerging                    High                  Developing
                                       Governments                  Growth                    Income                   Markets
                                       Subaccount                 Subaccount                Subaccount               Subaccount
                                   -------------------        -------------------       -------------------      -------------------
                                    Type 1     Type 2         Type 1     Type 2          Type 1*    Type 2        Type 1*    Type 2
     Outstanding at
       December 31, 1996            24,554         --         117,771         --                        --                       --
     Sold                           46,412         --         280,804         --                        --                       --
     Repurchased                    (8,295)        --         (66,642)        --                        --                       --
                                  --------   --------         -------    -------                   -------                  -------
     Outstanding at
       December 31, 1997            62,671         --         331,933         --                        --                       --
     Sold                            7,299         --         197,716         --                        --                       --
     Repurchased                   (10,044)        --         (96,508)        --                        --                       --
                                  --------   --------         -------    -------                   -------                  -------
     Outstanding at
       December 31, 1998            59,926         --         433,141         --                        --                       --
     Sold                           18,188        106         214,540        466                       107                      118
     Repurchased                   (26,138)        --        (111,422)       (12)                       --                       --
                                  --------   --------         -------    -------                   -------                  -------
     Outstanding at
       December 31, 1999            51,976        106         536,259        454                       107                      118
                                  ========   ========         =======    =======                   =======                  =======

*This fund not available in this product type.

(6)  Condensed Financial Information

     The table below gives per unit information about the financial history of each subaccount for each period.

                                    MONEY MARKET SUBACCOUNT                             TREASURY 2000 SUBACCOUNT
                           1999        1998     1997     1996     1995          1999         1998      1997      1996      1995
                     ---------------   ----     ----     ----     ----    ----------------   ----      ----      ----      ----
Net asset value:      Type 1  Type 2**                                     Type 1   Type 2*
 Beginning of period $19.24  $10.00    $18.47   $17.73   $17.05   $16.33  $9.09              $8.53     $8.05     $7.95     $6.63
 End of period        19.99   10.00     19.24    18.47    17.73    17.05   9.29               9.09      8.53      8.05      7.95
Percentage increase
 (decrease) in unit
 value during period   3.9%    0.0%      4.2%     4.1%     4.0%     4.4%   2.2%               6.6%      6.0%      1.3%     19.9%
Number of units
 outstanding at
 end of period       220,755    --     187,877  141,908  97,454   125,112 204,654            201,769   199,220   196,670   194,133

                                      BOND SUBACCOUNT                                  BALANCED SUBACCOUNT
                           1999        1998     1997     1996     1995          1999         1998      1997      1996      1995
                     ----------------  ----     ----     ----     ----    ----------------   ----      ----      ----      ----
Net asset value:     Type 1  Type 2**                                     Type 1    Type 2**
 Beginning of period $27.82  $10.00    $26.43   $24.82   $24.35   $21.11  $43.49    $10.00   $38.69    $33.40   $30.41     $25.09
 End of period        27.77   10.00     27.82    26.43    24.82    24.35   49.35     10.09    43.49     38.69    33.40      30.41

Percentage increase
 (decrease) in unit
 value during period  (0.2%)   0.0%***   5.3%     6.5%     1.9%    15.4%   13.5%      0.9%*** 12.4%     15.8%     9.8%      21.2%
Number of units
 outstanding at
 end of period       139,585  107      130,013  114,927  97,411   155,381 1,593,968 8,270    1,581,036 1,568,974 1,567,551 1,522,893


                             GROWTH AND INCOME STOCK SUBACCOUNT                   CAPITAL APPRECIATION STOCK SUBACCOUNT
                          1999           1998      1997      1996      1995          1999         1998      1997      1996    1995
                     ----------------    ----      ----      ----      ----    ----------------   ----      ----      ----    ----
Net asset value:    Type 1    Type 2**                                        Type 1    Type 2**
Beginning of period $70.17    $10.00    $60.02    $46.07    $38.09    $29.16   $25.49   $10.00   $21.27   $16.31     $13.55  $10.45
End of period        82.04     10.08     70.17     60.02     46.07     38.09    31.64    10.38    25.49    21.27      16.31   13.55

Percentage increase
(decrease) in unit
value during period  16.9%      0.8%***  16.9%     30.3%     21.0%     30.6%     24.1%     3.8%*** 19.9%    30.4%     20.4%   29.7%

Number of units
outstanding at
end of period       1,246,783  3,979    1,207,005 1,155,179 1,036,605 907,821 1,333,827 1,481    1,296,981 1,191,865 953,534 663,269

                                  MID-CAP STOCK SUBACCOUNT                           INTERNATIONAL STOCK SUBACCOUNT
                          1999         1998**  1997**   1996**   1995**         1999          1998    1997     1996     1995
                     ----------------  ------  ------   ------   ------   ----------------    ----    ----     ----     ----
Net asset value:     Type 1* Type 2**                                      Type 1  Type 2**
 Beginning of period        $10.00                                         $14.16  $10.00   $12.33   $12.07  $10.61   $10.00
 End of period               10.39                                          18.71   11.33    14.16    12.33   12.07    10.61

Percentage increase
 (decrease) in unit
 value during period          3.9%***                                       32.1%   13.3%*** 14.8%     2.2%   13.7%     6.1%

Number of units
 outstanding at
 end of period               439                                           446,501 497      411,250  361,206 216,089  70,876

                                GLOBAL GOVERNMENTS SUBACCOUNT                          EMERGING GROWTH SUBACCOUNT
                          1999          1998    1997     1996     1995          1999           1998    1997     1996
                     ----------------    ----    ----     ----     ----    ----------------    ----    ----     ----
Net asset value:     Type 1  Type 2**                                      Type 1  Type 2**
 Beginning of period $12.31  $10.00   $11.51   $11.74  $11.39   $10.00    $16.24   $10.00     $12.21   $10.11   $10.00
 End of period        11.89   10.00    12.31    11.51   11.74    11.39     28.46    12.47      16.24    12.21    10.11

Percentage increase
 (decrease) in unit
 value during period* (3.4%)   0.0%     6.9%   (2.0%)    3.1%    13.9%     75.2%    24.7%***   33.0%    20.8%     1.1%

Number of units
 outstanding at
 end of period       51,976   106     59,926   62,671  24,554   19,219    536,259   454        433,141 331,933  117,711

                                   HIGH INCOME SUBACCOUNT                             DEVELOPING MARKETS SUBACCOUNT
                          1999         1998**  1997**   1996**   1995**         1999         1998**  1997**   1996**   1995**
                    ----------------   ------  ------   ------   ------   ----------------   ------  ------   ------   ------
Net asset value:     Type 1* Type 2**                                      Type 1* Type 2**
 Beginning of period        $10.00                                                $10.00
 End of period               10.03                                                 10.53

Percentage increase
 (decrease) in unit
 value during period          0.3%***                                               5.3%***

Number of units
 outstanding at
 end of period               107                                                   118

  *This fund not available in this product type.

 **The VULII product inception date was November 8, 1999, with all subaccounts starting with a $10.00 unit price.

***Not annualized.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                        Report of Independent Accountants

To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the CUNA Mutual Life Variable Account (comprising, respectively, the Money Market, Treasury 2000, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, International Stock, Global Governments, Emerging Growth, High Income and the Developing Markets Subaccounts) as of December 31, 1999, the results of each of their operations and the changes in each of their net assets for the year or the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1999 with Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer High Income Fund and Templeton Developing Markets Securities Fund, provide a reasonable basis for the opinion expressed above. The financial statements of the CUNA Mutual Life Variable Account as of December 31, 1998 and for each of the two years then ended were audited by other independent accountants whose report dated February 5, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

February 11, 2000

                          Independent Auditors' Report

The Board of Directors
CUNA Mutual Life Insurance Company and Contract
     Owners of CUNA Mutual Life Variable Account:

We have  audited  the  statements  of  operations  and  changes in net assets of
Capital Appreciation Stock Subaccount, Growth and Income Stock Subaccount, Balanced Subaccount, Bond Subaccount, Money Market Subaccount, Treasury 2000 Subaccount, International Stock Subaccount, World Governments Subaccount, and Emerging Growth Subaccount of CUNA Mutual Life Variable Account for each of the years in the two-year period ended December 31, 1998, and the condensed financial information for each of the years in the four-year (two years and eight months for Emerging Growth Subaccount) period ended December 31, 1998. These financial statements and condensed financial information are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the results of operations and changes in net assets of Capital Appreciation Stock Subaccount, Growth and Income Stock Subaccount, Balanced Subaccount, Bond Subaccount, Money Market Subaccount, Treasury 2000 Subaccount, International Stock Subaccount, World Governments Subaccount, and Emerging Growth Subaccount of CUNA Mutual Life Variable Account for each of the years in the two-year period ended December 31, 1998, and the condensed financial information for each of the years in the four-year (two years and eight months for Emerging Growth Subaccount) period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                    KPMG LLP
Des Moines, Iowa
February 5, 1999

                       CUNA Mutual Life Insurance Company
                   Report on Audits of Financial Statements -
                                 Statutory Basis
              For the Years Ended December 31, 1999, 1998 and 1997

                        Report of Independent Accountants

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statement of admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company (the "Company") as of December 31, 1999, and the related statutory statements of operations, changes in surplus and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statutory financial statements of the Company as of December 31, 1998, and for each of the two years in the period then ended were audited by other independent accountants whose report dated March 19, 1999, expressed an unqualified opinion on those statements as to conformity with the basis of accounting described in Note 2. The other independent accountants also expressed an adverse opinion with regard to accounting principles generally accepted in the United States, as a result of the material differences between the basis of accounting described in Note 2 and accounting principles generally accepted in the United States.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from accounting principles generally accepted in the United States. The effects on the 1998 and 1997 financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are also described in Note 2. The effects of such variances on the 1999 financial statements, although not reasonably determinable as of this date, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 1999, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities of the Company as of December 31, 1999, and for the year then ended, is presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

March 31, 2000


                       CUNA MUTUAL LIFE INSURANCE COMPANY
  Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
                           December 31, 1999 and 1998
                                 (in thousands)
Admitted Assets                                                1999                     1998
---------------                                                ----                     ----
Investments:
  Bonds and notes                                            1,509,325               $1,517,147
  Stocks
     Preferred                                                      41                       71
     Common                                                     82,086                   77,036
  Mortgage loans on real estate                                325,603                  306,037
  Real estate                                                   58,746                   62,345
  Policy loans                                                 101,830                  101,569
  Other invested assets                                         18,311                   16,799
  Receivable for securities                                      7,250                   19,886
  Cash and short-term investments                               87,518                   74,740
  ---------------------------------------------------------------------------------------------
Total cash and investments                                   2,190,710                2,175,630

Premiums receivable                                             16,274                   15,147
Accrued investment income                                       26,680                   28,005
Electronic data processing equipment
  at cost, less accumulated depreciation                         1,610                    2,230
  (1999 - 7,070; 1998 - 6,744)
Receivable from affiliates                                      12,169                    8,121
Other assets                                                     1,685                    2,295
Separate accounts                                            2,611,459                1,830,012
-----------------------------------------------------------------------------------------------

Total admitted assets                                       $4,860,587               $4,061,440
-----------------------------------------------------------------------------------------------

                         Liabilities and Surplus              1999                     1998
                         -----------------------              ----                     ----
Liabilities:
  Policy reserves:
     Life insurance and annuity contracts                   $1,649,573               $1,672,272
     Accident and health insurance                              14,106                   12,611
  Supplementary contracts without life contingencies            80,747                   76,131
  Policyholders' dividend accumulation                         157,858                  156,216
  Policy and contract claims                                    10,373                    9,850
  Other policyholders' funds
     Dividends payable to policyholders                         25,190                   24,450
     Premiums and other deposit funds                            3,573                    4,194
  Interest maintenance reserve                                   3,482                    5,694
  Payable to affiliates                                         17,959                   13,525
  Amounts held for others                                       18,952                   18,923
  Commissions, expenses, taxes, licenses and fees accrued       17,728                   14,594
  Asset valuation reserve                                       56,762                   48,395
  Loss contingency reserve for investments                       5,800                    5,800
  Federal income taxes due and accrued                          15,906                    5,025
  Note payable                                                   1,300                    1,300
  Payable for securities                                         2,887                    2,031
  Other liabilities                                                577                       83
  Separate accounts                                          2,555,312                1,784,589
  ----------------------------------------------------------------------------------------------


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                    Statutory Statements of Admitted Assets,
                       Liabilities and Capital and Surplus
                     December 31, 1999 and 1998 (continued)
                                 (in thousands)

                         Liabilities and Surplus              1999                       1998
                         -----------------------              ----                       ----
Total liabilities                                             4,638,085               3,855,683
-----------------------------------------------------------------------------------------------
Surplus:
  Unassigned surplus                                            222,502                 205,757
-----------------------------------------------------------------------------------------------

Total surplus                                                   222,502                 205,757

Total liabilities and surplus                                $4,860,587              $4,061,440
-----------------------------------------------------------------------------------------------
See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 1999, 1998 and 1997
                                 (in thousands)

                                                              1999                    1998             1997
                                                              ----                    ----             ----
Income:
  Premiums and other considerations:
    Life and annuity contracts                               $515,917                $466,203        $414,724
    Accident and health                                        21,892                  18,292          14,886
    Supplementary contracts and dividend accumulations         38,294                  43,547          44,194
    Other deposit funds                                       254,015                 159,786         114,825
  Net investment income                                       148,915                 148,998         168,192
  Reinsurance commissions                                       8,661                   7,871           9,601
  Separate accounts income and fees                            22,723                  15,892           9,907
  Other income                                                  6,362                  5,760            5,840
  -----------------------------------------------------------------------------------------------------------

Total income                                                1,016,779                 866,349         782,169
-------------------------------------------------------------------------------------------------------------

Benefits and Expenses:
  Death and annuity benefits                                  224,978                 123,982          86,525
  Surrender benefits                                          207,924                 189,343         176,291
  Payments on supplementary contracts without life
    contingencies and dividend accumulations                   41,862                  47,431          44,747
  Other benefits to policyholders and beneficiaries            20,494                  18,244          17,509
  Decrease in policy reserves - life and annuity
    contracts and accident and health insurance               (21,204)                (76,839)        (78,148)
  Increase in liabilities for supplementary contracts
    without life contingencies and policyholders' dividend
     accumulations                                              6,271                   5,687           6,954
  Decrease in group annuity reserves                             (523)                   (225)             (2)
  Increase in benefit fund                                        902                    870           3,975
  General insurance expenses, including cost of collection
    in excess of loading on due and deferred premiums and
    other expenses                                             64,451                  60,126          60,722
  Insurance taxes, licenses, fees and commissions              59,186                  49,305          43,956
  Net transfers to separate accounts                          367,835                 408,384         369,788
  -----------------------------------------------------------------------------------------------------------

Total benefits and expenses                                   972,176                 826,308         732,317
-------------------------------------------------------------------------------------------------------------

Income before dividends to policyholders, federal
  income taxes, and net realized capital gains                 44,603                  40,041          49,852
Dividends to policyholders                                     25,107                  24,441          23,670
-------------------------------------------------------------------------------------------------------------

Income before federal income taxes and
     net realized capital gains                                19,496                  15,600          26,182
Federal income taxes                                            7,802                   4,436          12,208
-------------------------------------------------------------------------------------------------------------

Income before net realized capital gains                       11,694                  11,164          13,974
Net realized capital gains (losses), less federal income
    taxes and transfers to the interest maintenance reserve     7,099                    (317)          3,885
-------------------------------------------------------------------------------------------------------------

Net income                                                   $18,793                  $10,847         $17,859
-------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
             Statutory Statements of Changes in Capital and Surplus
                  Years Ended December 31, 1999, 1998 and 1997
                                 (in thousands)

                                                               1999                    1998            1997
                                                               ----                    ----            ----
Balance at beginning of year                                 $205,757                $190,681        $163,304
-------------------------------------------------------------------------------------------------------------

Additions (deductions):
  Net income                                                   18,793                  10,847          17,859
  Change in net unrealized gains                                5,569                  10,070           6,752
  Change in asset valuation reserve                            (8,367)                 (6,639)            257
  Change in nonadmitted assets                                    749                     543             285
  Change in surplus of separate accounts                           76                     (64)            209
  Change in separate account seed money                           (77)                     64            (189)
  Change in loss contingency reserve for investments               --                     250           2,200
  Other miscellaneous changes                                       2                       5               4
-------------------------------------------------------------------------------------------------------------

Net additions                                                  16,745                  15,076          27,377
-------------------------------------------------------------------------------------------------------------

Balance at end of year                                       $222,502                $205,757        $190,681
-------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow
                  Years Ended December 31, 1999, 1998 and 1997
                                 (in thousands)

                                                               1999       1998         1997
                                                               ----       ----         ----
Cash from operations:
  Premiums and other considerations:
    Life and annuity contracts                               $513,927   $463,537     $412,840
    Accident and health                                        22,298     17,903       14,754
    Supplementary contracts and dividend accumulations         38,294     43,546       44,194
    Other deposit funds                                       254,015    159,786      114,826
  Net investment income received                              154,266    160,304      177,984
  Reinsurance commissions                                       8,661      7,871        8,425
  Separate accounts income and fees                            22,712     15,858        9,885
  Other income                                                  5,282      4,786        4,931
---------------------------------------------------------------------------------------------

 Total provided from operations                              1,019,455   873,591       787,839
 ---------------------------------------------------------------------------------------------

  Life and accident and health claims paid                     50,226     46,128       42,004
  Surrender benefits                                          207,924    189,343      176,291
  Other benefits to policyholders paid                        236,415    140,575      105,505
  Commissions, other expenses and taxes paid, excluding
    federal income taxes                                      119,767    107,589      105,834
  Dividends to policyholders paid                              24,380     23,756       23,161
  Federal income taxes                                          1,194      (181)       14,558
  Net transfers to separate accounts                          378,471    419,156      383,942
  Interest paid on defined benefit plans                          902      1,338        3,507
  Other                                                            77         --          189
  -------------------------------------------------------------------------------------------

Total used in operations                                    1,019,356    927,704      854,991
---------------------------------------------------------------------------------------------

Net cash provided from (used in) operations                        99    (54,113)     (67,152)
----------------------------------------------------------------------------------------------

Cash from investments:
  Proceeds from investments sold, matured or repaid:

    Bonds and notes                                           826,675    296,732      285,135
    Stocks                                                     37,955     17,412       17,223
    Mortgage loans on real estate                              29,034     77,980       47,892
    Other invested assets                                       1,091        562          969
    Investment real estate                                      6,427      3,950       17,701
---------------------------------------------------------------------------------------------

Total investment proceeds                                     901,182    396,636      368,920
---------------------------------------------------------------------------------------------

Cost of investments acquired:
    Bonds and notes                                           819,514    243,804      200,692
    Stocks                                                     26,969     24,923       29,724
    Mortgage loans on real estate                              48,571     17,956        4,704
    Investment real estate                                      5,471      5,222       10,929
    Other invested assets                                          --     10,461           --
    Other cash used                                             3,165        109        4,098
    -----------------------------------------------------------------------------------------

Total investments acquired                                    903,690    302,475      250,147
Increase (decrease) in policy loans and premium notes             262        500         (475)
----------------------------------------------------------------------------------------------


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                 Statutory Statements of Cash Flow (continued)
                  Years Ended December 31, 1999, 1998 and 1997
                                 (in thousands)

                                                               1999       1998          1997
Net cash (used in) provided from investments                  (2,770)     93,661      119,248
---------------------------------------------------------------------------------------------

Cash from financing and miscellaneous sources -
     Transfer of defined benefit pension plan assets               --         --      (42,247)
     Other cash provided (applied), net                        15,449      7,932      (15,879)
     -----------------------------------------------------------------------------------------

Net change in cash and short-term investments                  12,778     47,480       (6,030)
Cash and short-term investments at beginning of year           74,740     27,260       33,290
---------------------------------------------------------------------------------------------

Cash and short-term investments at end of year                $87,518    $74,740      $27,260
---------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1)  Nature of Business

     CUNA Mutual Life Insurance Company (the Company), a mutual life insurer domiciled in Iowa, offers a full range of ordinary life and health insurance products through face-to-face and direct response distribution systems. The Company's operations are conducted in 49 states and the District of Columbia. The Company is subject to regulation by the Insurance Departments of states in which it is licensed and undergoes periodic examinations by those departments. The Company owns 50% of CIMCO, Inc., a registered investment advisor.

(2)  Basis of Presentation and Summary of Significant Accounting Policies

     Basis of Presentation

     The accompanying statutory financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (Insurance Department), which differ in some respects from generally accepted accounting principles in the United States (GAAP). The Company currently does not apply any significant permitted accounting practices. The following summary identifies the significant differences from GAAP:

          -Acquisition costs such as commissions, premium taxes, and other items are expensed in the year incurred, rather than deferred and amortized over the periods benefited;

          -Bonds are generally recorded at amortized cost rather than fair value, and are not classified as either held to maturity securities, trading securities, or available for sale securities;

          -Majority owned subsidiaries are not consolidated, and are carried at their underlying statutory book value;

          -Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves established for GAAP based on reasonably conservative estimates of mortality, interest and withdrawals;

          -Derivative investment contract hedging fixed income securities are carried on the statutory financial statements at the amortized cost, if any, versus at the estimated fair value of the contract;

          -Tax expense is recorded for amounts currently due or recoverable, and deferred federal income taxes are not provided for unrealized gains or losses and the temporary differences between the statutory book basis and tax basis of assets and liabilities;

          -"Nonadmitted assets" (principally, an airplane, prepaid expenses, furniture, equipment and certain receivables) are excluded from the statutory statements of admitted assets, liabilities and surplus through a direct charge to unassigned surplus;

          -The asset valuation reserve (AVR), a statutory reserve established for the purpose of stabilizing the surplus of the Company against fluctuations in the market value of assets, is recorded as a liability by a direct charge to unassigned surplus;

          -The interest maintenance reserve (IMR) defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities versus immediate recognition;

          -Reserves established for potential bond and mortgage loan defaults or real estate impairments are recorded as liabilities by direct charges to unassigned surplus;

          -Pension cost is equal to the amount to be funded in accordance with accepted actuarial cost methods rather than recognizing pension cost over the period participants render service to the Company and recording a liability currently for all unfunded costs;

          -Certain postretirement benefits are accrued when employees become vested for benefits rather than over the vesting period;

          -Amounts due from reinsurers for their share of ceded reserves are netted against liabilities rather than shown as assets; and

          -Deposits, surrenders, and benefits on annuity contracts are recorded as revenue and expense in the statutory statements of operations. Under GAAP, amounts collected are credited directly to policyholder account balances, and benefits and claims that are charged to expense include benefits incurred in the period that are in excess of related policyholder account balances.

     A reconciliation of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31 are as follows (000s omitted):

     =================================================== ===================== ====================
                                                                 1998                 1997
     --------------------------------------------------- --------------------- --------------------
                                                                                   As Restated

                               Net income
     Statutory net income                                      $  10,847             $  17,859
     Adjustments:
          Federal income taxes                                    (7,623)                1,982
          Deferred policy acquisition costs                       20,322                18,593
          Insurance reserves                                      (9,478)              (10,765)
          Investments                                              2,885                  (414)
          Pension benefits                                         1,135                 1,175
          Other                                                    2,998                (1,983)
                                                               ---------            ----------
     GAAP net income                                           $  21,086             $  26,447
                                                               =========             =========

                                 Surplus
     Statutory surplus                                          $205,756              $190,681
         Adjustments:
         Federal income taxes                                   (22,119)                9,411
         Deferred policy acquisition costs                      158,795               142,710
         Insurance reserves                                     (84,984)              (75,506)
         Investments                                             76,853                37,409
         Employee benefits                                      (19,183)              (20,072)
         Dividends payable to policyholders                      12,225                11,890
         Other                                                    8,590                 3,723
    --------------------------------------------------- --------------------- --------------------
    GAAP surplus                                               $335,933              $300,246
    =================================================== ===================== ====================

     The effects of these variances on net income and surplus at December 31, 1999, although not determined as of this date, are presumed to be material.

     Investments

     Investments are valued as prescribed by the National Association of Insurance Commissioners (NAIC). Bonds and notes and short-term investments are generally carried at amortized cost, preferred stocks are stated at cost, common stocks of unaffiliated companies at market value, and mortgage loans at the unpaid balance, adjusted for unamortized premium or discount. Bonds that the NAIC has determined are impaired in value are carried at the lower of amortized cost or estimated fair value. Real estate acquired in satisfaction of debt is valued at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure. The adjusted basis is subsequently depreciated. Investments in limited partnerships are included in other invested assets, and investments in subsidiaries are carried at the Company's share of the underlying net equity of the investment. Home office real estate is carried at depreciated cost. Policy loans are stated at their aggregate unpaid balances.

     Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.

     Realized gains and losses on the sale of investments are reported in income based upon the first-in, first-out method. The net unrealized gains and losses attributable to the adjustment from book value to carrying value for all investments are reflected in surplus.

     Provision for Depreciation

     The provision for depreciation of real estate is computed on a straight-line basis using estimated useful lives of the assets ranging from five to fifty years. The Company depreciates the cost of electronic data processing equipment and operating software on a straight-line basis over no more than three years.

     Policy Reserves

     During 1988, the Company began using the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table. Prior to the adoption of the 1980 C.S.O. table, reserves were recorded using the 1958 C.S.O. table. The 1958 C.S.O. table is used with interest rate assumptions ranging from 2.5% to 5.0%. The 1980 C.S.O. table is used with interest rate assumptions ranging from 3.5% to 5.5%. With respect to older policies, the mortality table and interest assumptions vary from the American Experience table with 2.5% to 4% interest to the 1941 C.S.O. table with 2.5% interest. Approximately 24% of the life reserves are calculated on a net level reserve basis and 76% on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using the continuous Commissioners' Annuity Reserve Valuation Method (CARVM) with interest assumptions ranging from 2.5% to 7.5%.

     Provision for Participating Policy Dividends

     The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued. Participating business comprised 99.9% of ordinary life insurance in force and premiums received during 1999.

     Statutory Valuation Reserves

     The IMR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. The AVR provides a reserve for fluctuations in the values of invested assets. Changes in the AVR are charged or credited directly to unassigned surplus.

     Revenue Recognition

     Term life and whole life insurance premiums are recognized as premium income when due. Modal payment dates on the underlying term and whole life policies can be monthly, quarterly, semi-annually or annually. Annuity and other fund deposits are credited to revenue when received. Health insurance premiums and premiums for employee benefit coverages are recognized as income when due.

     Pension Costs

     Pension costs relating to the Company's pension plans are computed on the basis of accepted actuarial methods. The annual contributions are computed according to the aggregate funding method, which produces an annual normal cost at each valuation date. Such annual normal cost provides for spreading the excess of the present value of future benefits over the value of the assets of the plan as a level percentage of payroll over the remaining period of service of active employees on the valuation date based upon the actuarial assumptions adopted. Gains and losses which arise on each valuation date as the result of differences between the actual experience and that expected by the actuarial assumptions are spread over the remaining period of service of active employees. The Company's policy is to fund pension costs accrued.

     Benefit Plans

     The Company provides medical and life insurance benefits for its retirees. Retirees become eligible to participate in the medical and life coverage based upon age and years of service. Retirees pay a portion of the medical coverage premium based upon age. Retirees can utilize sick leave balances to reduce required premium payments. There is no retiree premium for life coverage. The Company records an accrual for the estimated costs of retiree medical and life benefits over the period during which employees render the service that qualifies them for benefits. Benefits are generally funded on a pay-as-you-go basis.

     Derivative Financial Instruments

     The Company enters into derivative contracts, such as interest rate swaps and caps and stock index futures to reduce interest rate exposure for long-term assets, to exchange fixed rates for floating interest rates and to increase or decrease exposure to selected segments of the bond and stock markets. Hedges of fixed maturity securities are stated at amortized cost, if any, and hedges of equity securities are stated at market value.

     Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

     Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

     Reinsurance

     Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statements of operations.

     Separate Accounts

     Separate account assets are funds of separate account contractholders and the Company, segregated into accounts with specific investment objectives. The assets are generally carried at fair value. An offsetting liability is maintained to the extent of contractholders' interests in the assets.

     Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus. Contractholders' interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in operations.

     Risks and Uncertainties

     In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statutory statements of admitted assets, liabilities and surplus and operations for the reporting period. Actual results could differ from those estimates. Investment valuations and insurance reserves are most affected by the use of estimates and assumptions.

     The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques that attempt to match the duration of the assets with the estimated duration of the liabilities. The Company also uses derivative financial instruments at December 31, 1999 and 1998, to manage interest rate exposures.

     The Company is subject to the risk that issuers of securities or mortgages owned by the Company will default, or other parties, including reinsurers or mortgagors who owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance and credit and collection policies.

     The Company is subject to the risk that the legal or regulatory environment in which the Company operates will change and create additional costs and expenses not anticipated by the Company in pricing its products. In other words, regulatory initiatives designed to reduce insurer profits or new legal theories may create costs for the insurer beyond those recorded in the statutory financial statements. The Company mitigates this risk by operating in a geographically diverse area, thus reducing its exposure to any single jurisdiction, closely monitoring the regulatory environment to anticipate changes and by using underwriting and loss adjusting practices that identify and minimize the potential adverse impact of this risk.

     The Company is also contingently liable for guaranty fund assessments related to the insolvencies of unaffiliated insurance companies. Estimated accruals of $1,300,000 for such assessments have been included in the accompanying statutory financial statements for both 1999 and 1998.

     Statutory Accounting Practices

     The NAIC has developed a codification of Statements of Statutory Accounting Principles (SSAPs) which, in accordance with the rules adopted by the Insurance Department, will take effect January 1, 2001. The effect of adopting the SSAPs will be reported as an adjustment to unassigned surplus on the effective date. Although generally consistent with current statutory practices, there are differences which could have a material impact on the Company. The ultimate impact on unassigned surplus has not been determined.

(3)  Disclosures About Fair Value of Financial Instruments

     Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of FinancialInstruments, requires disclosure of fair value information about certain on and off-balance sheet financial instruments. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all non-financial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

     The  following  methods  and  assumptions  were  used  by  the  Company  in
     estimating   its  fair  value   disclosures   for   significant   financial
     instruments:

     Cash, Short-term Investments and Accrued Investment Income

     The carrying amounts reported in the statutory statements of admitted assets, liabilities and surplus for these instruments approximate their fair values.

     Bonds and Stocks

     Fair values for bonds and notes are based on quoted market prices, where available. For bonds and notes not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of preferred and unaffiliated common stocks are based on quoted market prices. The carrying values and fair value for these instruments is disclosed in
     Note 4.

     Derivative Financial Instruments

     The carrying value and fair value of the derivative financial instruments are disclosed in Note 4.

     Mortgage Loans on Real Estate

     The fair value for mortgage loans is estimated using discounted cash flow analysis with interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. The carrying and fair values for these instruments are disclosed in Note 4.

     Separate Account Assets and Liabilities

     The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand. The carrying amounts reported in these accounts approximate their fair values.

     Investment-type Contracts

     The  fair  values  of  the  Company's   liabilities  under  investment-type
     insurance contracts such as annuities are estimated using the cash surrender value of the contracts. The carrying value and estimated fair value of these liabilities were $1,048,621,000 and $1,044,371,000 for 1999 and $1,100,994,000 and $1,096,826,000 for 1998, respectively.

(4)  Investments

     Bonds and Notes

     The statement value, which principally represents amortized cost, gross unrealized gains and losses and the estimated fair value of investments in bonds and notes as of December 31, 1999 and 1998 are as follows (000s omitted):

     ======================================= =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
                  December 31, 1999              Value           Gains           Losses        Fair Value
     --------------------------------------- --------------- --------------- --------------- ---------------
     United States governments
        and agencies                        $        98,891            325           (970)           98,246
     Foreign government securities                   18,425            352            (35)           18,742
     Corporate securities                           763,184          8,962        (15,533)          756,613
     Mortgage-backed and other
        structured securities                       581,009          1,088        (24,074)          558,023
     Other debt securities                           47,816            495           (772)           47,539
     --------------------------------------- --------------- --------------- --------------- ---------------
     Total bonds and notes                   $    1,509,325        $11,222       $(41,384)       $1,479,163

     ======================================= =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
                  December 31, 1998              Value           Gains           Losses        Fair Value
     --------------------------------------- --------------- --------------- --------------- ---------------
     United States governments
        and agencies                          $      56,037       $  2,539          $   -     $      58,576
     States and political subdivisions
        Securities                                       38              -              -                38
     Foreign government securities                   16,433          1,487              -            17,920
     Corporate securities                           885,831         52,988         (1,629)          937,190
     Mortgage-backed and other
        structured securities                       524,821          9,794         (3,703)          530,912
     Other debt securities                           33,987          1,963              -            35,950
     --------------------------------------- --------------- --------------- --------------- ---------------
     Total bonds and notes                       $1,517,147        $68,771        $(5,332)       $1,580,586
     ======================================= =============== =============== =============== ===============

     Cumulative unrealized losses of $158,000 and $409,000 at December 31, 1999 and 1998, respectively, have been recorded for bonds and notes that have been determined by the NAIC to have an impairment in value. In addition to the AVR provision, a loss contingency reserve of $1,700,000 has been established at December 31, 1999 and 1998, for projected bond losses.

     The statement value and estimated fair value of bonds and notes at December 31, 1999, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

     =================================================== ====================== ======================
                                                               Statement              Estimated
     (000's omitted)                                             Value               Fair Value
     --------------------------------------------------- ---------------------- ----------------------
     Due in one year or less                                     $   44,936              $  44,815
     Due after one year through five years                          559,458                557,268
     Due after five years through ten years                         228,070                225,330
     Due after ten years                                             95,852                 93,727
     --------------------------------------------------- ---------------------- ----------------------
     Total bonds                                                    928,316                921,140
     Mortgage-backed and other structured securities                581,009                558,023
     --------------------------------------------------- ---------------------- ----------------------
     Total bonds and notes                                       $1,509,325             $1,479,163
     =================================================== ====================== ======================

     Proceeds from sales of bonds and notes were $574,495,000, $66,335,000, and $43,061,000 during 1999, 1998 and 1997, respectively. Gross gains of $4,163,000, $1,735,000, and $589,000 and gross losses of $6,240,000,
     $1,886,000, and $137,000 were realized on those sales in 1999, 1998 and 1997, respectively.

     Stocks

     The cost, gross unrealized gains and losses, and estimated fair value on unaffiliated stocks are as follows (000s omitted):

     ====================================== =============== =============================== ===============
                                                                   Gross Unrealized           Estimated
                  December 31, 1999              Cost           Gains           Losses        Fair Value
     -------------------------------------- --------------- --------------- --------------- ---------------
     Common stock                            $      55,959        $22,887        $(2,567)          $76,279
     Preferred stock                                    41              -             (7)               34
     ====================================== =============== =============== =============== ===============

     ====================================== =============== =============================== ===============
                                                                   Gross Unrealized           Estimated
                  December 31, 1998              Cost           Gains           Losses        Fair Value
     -------------------------------------- --------------- --------------- --------------- ---------------
     Common stock                                  $55,551        $20,297        $(2,090)          $73,758
     Preferred stock                                    71              -             (4)               67
     ====================================== =============== =============== =============== ===============

     Mortgage Loans on Real Estate

     The Company's mortgage portfolio consists mainly of commercial mortgage loans. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one state are not greater than 20% (the largest State is Illinois with 14%) of the aggregate mortgage loan portfolio balance and loans of no more than 2% of the aggregate mortgage loan balance are made to any one borrower. In addition to the AVR, a loss contingency reserve of $2,000,000 has been provided for mortgage loans on real estate as of December 31, 1999 and 1998.

     The carrying value and estimated fair value of the mortgage loan portfolio at December 31, 1999 and 1998 are as follows (000s omitted):

     =============== ====================== ======================
                           Carrying               Estimated
                             Value               Fair Value
     --------------- ---------------------- ----------------------
     1999                  $    325,603           $    320,393
     1998                       306,037                328,591
     =============== ====================== ======================

     Assets Designated

     The statement value of assets designated for regulatory authorities and held on deposit accordingly as of December 31 are as follows (000s omitted):

     ============================================= ====================== ======================
                                                                1999                   1998
     --------------------------------------------- ---------------------- ----------------------
     Bonds and notes and short-term investments    $        1,454,904             $1,527,512
     Mortgage loans on real estate                            325,603                306,037
     Policy loans                                             101,831                101,569
     --------------------------------------------- ---------------------- ----------------------

     Total assets designated                       $         1,882,338            $1,935,118
     ============================================= ====================== ======================

     Net Investment Income

     Components of net investment income for the years ended December 31 are as follows (000s omitted):

     ====================================== =================== =================== ===================
                                                     1999                 1998                1997
     -------------------------------------- ------------------- ------------------- -------------------
     Bonds and notes                              $112,788            $114,421            $123,395
     Stocks                                          1,431               1,198                 458
     Mortgage loans on real estate                  27,133              29,057              34,372
     Investment real estate                          9,486               9,244              10,158
     Policy loans                                    6,609               6,664               6,571
     Other invested assets                           2,060              (2,244)              4,711
     Short-term investments                          4,604               2,175               2,689
     Derivative financial instruments               (3,190)             (1,835)             (1,445)
     Other                                             328               2,911                  11
     -------------------------------------- ------------------- ------------------- -------------------
          Gross investment income                  161,249             161,591             180,920
     Less investment expenses                       12,334              12,593              12,728
     -------------------------------------- ------------------- ------------------- -------------------
          Net investment income                   $148,998            $168,192            $148,915
     ====================================== =================== =================== ===================

     The Company incurs expense in managing its investment portfolio and producing investment income. These expenses, which include salaries, brokerage fees, securities custodial fees, and real estate expenses are deducted from investment income to determine the net investment income reported in the financial statements.

     Realized Gains and Losses

     Net realized investment gains and losses for the years ended December 31 are summarized as follows (000s omitted):

     ============================================= ================= ================= =================
                                                              1999             1998              1997
     --------------------------------------------- ----------------- ----------------- -----------------
     Bonds and notes                                     $(1,730)          $(1,645)           $1,843
     Stocks                                               10,872             3,832             2,853
     Mortgage loans on real estate                             5             2,965             1,030
     Investment real estate                                1,172               413             3,056
     Derivative financial instruments                          -              (108)                -
     Short-term investments and other
        invested assets                                        -            -                     12
     --------------------------------------------- ----------------- ----------------- -----------------
                                                          10,319             5,457             8,794
     Less:
        Capital gains tax                                  4,273             2,566             3,057
        Transfer to interest maintenance reserve          (1,053)            3,208             1,852
     --------------------------------------------- ----------------- ----------------- -----------------
          Net realized investment gains (losses)   $        7,099       $     (317)           $3,885
     ============================================= ================= ================= =================

     Derivative Financial Instruments

     As of December 31, 1999, the Company had an interest rate swap agreement with a major financial institution, having a notional amount of $100 million. Under the agreement, the Company receives interest payments at a floating rate based on an interest rate index, which was 5.95% as of December 31, 1999, and pays interest on the same notional amount at a fixed rate, which was 6.96%. Amounts exchanged as a part of the interest rate differential are accounted for as adjustments to investment income. This interest rate swap agreement is scheduled to terminate in 2000. As of December 31, 1999 and 1998, the fair value of the interest rate swap agreement was ($386,000) and ($3,420,000), respectively. This negative fair value represents the estimated amount the Company would have to pay to cancel the contract or transfer it to another party.

     The Company had three interest rate cap agreements with two major financial institutions which terminated in 1999. The Company paid $2,280,000 for these agreements. The agreements entitled the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps was amortized over the term of the agreements.

     The Company had a one-year total return swap agreement which terminated in 1999. The purpose was to increase exposure to the high yield bond market, consistent with the Company's strategic asset allocation. The Company paid interest on a notional amount of $25 million based on the one-month LIBOR interest rate and received the total return of a high yield bond index on the same notional amount. Net settlements were made quarterly. The position was further hedged by ownership of a $25 million one-year bond that paid a floating rate that was also based upon LIBOR. The net effect was the equivalent of a $25 million investment in high-yield fixed maturities without incurring the specific credit risks and transaction costs of purchasing individual securities. The Company recognized ($930,000) and $511,000 of income in 1999 and 1998, respectively, relating to this derivative investment.

     During 1999, the Company invested in short Municipal Bond Index futures with a face amount of approximately $14.1 million. The purpose of the investment is to help reduce overall general account duration, consistent with the Company's strategic asset allocation.

     The Company is exposed to credit losses in the event of nonperformance by the counter-party to its swap agreement. The Company anticipates, however, that the counter-party will be able to fully satisfy its obligation under the contract. The Company monitors the credit standing of the counter-party. The futures contracts are traded on an exchange and have no counter-party risk.

     Real Estate

     A summary of real estate held as of December 31 is as follows (000s omitted):

     =================================== ================== ====================
                                                 1999                   1998
     ----------------------------------- ------------------ --------------------
     Cost:
        Investment real estate                   $74,713              $83,537
        Home office                               16,390               16,064
     ----------------------------------- ------------------ --------------------
                                                  91,103               99,601
     Less accumulated depreciation                32,357               37,256
     ----------------------------------- ------------------ --------------------
     Total real estate                           $58,746              $62,345
     =================================== ================== ====================

     Investment real estate and the home office buildings are being depreciated using the straight-line basis over the useful lives of these assets. In addition to the AVR provision, a loss contingency reserve of $2,100,000 at December 31, 1999 and 1998, has been provided for potential impairments of investment real estate.

     Self-occupancy Rent

     Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of $1,077,181, $1,113,977 and $1,092,600 in 1999, 1998 and 1997, respectively.

(5)  Note Payable

     As of December 31, 1999 and 1998, the Company has an outstanding liability for borrowed money in the original amount of $1,300,000 as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California. The loan is secured by real estate property with an appraisal value that exceeds the loan principal balance. The loan will be amortized on a straight-line basis over 240 months beginning in September 2001. The loan agreement includes a grant provision forgiving 15% of the original balance in September 2001 upon the fulfillment of conditions specified in the loan agreement. It is the Company's opinion that these conditions have been fully satisfied.

(6)  Related Party Transactions

     The Company has entered into an agreement of permanent affiliation with CUNA Mutual Insurance Society (CMIS), a mutual life insurer domiciled in Wisconsin. The agreement is not a merger or consolidation, in that both companies remain separate corporate entities, and both continue to be separately owned and ultimately controlled by their respective policyholder groups, who retain their voting rights without change. The agreement terms include a provision for reinsurance of each company's individual life and health business, joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market, and a provision for the sharing of certain resources and facilities. Expenses relating to shared resources and facilities are allocated between the companies and their subsidiaries under a jointly developed cost-sharing agreement. Expenses are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled at least annually. Subsequent to each year-end, the expense allocation process is subject to review by each company. Based on these reviews, allocated expenses to each company may be adjusted, if determined necessary.

     CMLIC allocated expenses of $31,048,000 in 1999, $30,586,000 in 1998 and $25,278,000 in 1997 to CMIS and its affiliates. CMIS allocated expenses to the Company of $41,864,000 in 1999, $37,818,000 in 1998 and $34,096,000 in
     1997.

     Equity security investments on December 31, 1999 and 1998, include the Company's wholly owned subsidiary, CMIA Wisconsin, Inc. and the 50% ownership of CIMCO Inc. (CIMCO), a registered investment advisor. A wholly owned subsidiary, Red Fox Motor Hotel Corporation, was dissolved in 1999 and the Company realized a gain of $213,000. The carrying value of the subsidiary investments was $5,806,000 and $3,278,000 at December 31, 1999 and 1998, respectively.

     The Company allocates expenses to its subsidiaries. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled monthly.

     The Company has a note receivable from CUNA Mutual  Investment  Corporation
     (CMIC), a wholly owned subsidiary of CMIS, with a stated maturity date of January 15, 2011. The effective yield on the date of the agreement in 1995 was 10.62%. The yield varies over the life of the note, as both the yield and the payment stream are determined based on the pay-down activity of an underlying notional pool of Federal National Mortgage Association mortgages. The structure of this arrangement provides a hedge against the Company's fixed maturity holdings, as the return varies inversely with the return on the fixed maturity portfolio. The statement value of the note was $3.4 million and $5.1 million at 1999 and 1998, respectively, and is included in other invested assets. The Company recognized interest income of $33,000 in 1999, $676,000 in 1998 and $1,074,000 in 1997 relating to this note.

     The Company is party to an agreement with CIMCO for investment advisory services. CIMCO provides an investment program which complies with policies, directives and guidelines established by the Company. For these services, the Company paid fees to CIMCO totaling $2,350,000, $2,172,000, and $2,115,000 for 1999, 1998, and 1997, respectively.

     CUNA Mutual created its own proprietary mutual funds entitled MEMBERS Mutual Funds, which became available to the public in 1998. The carrying value of the Company's investments in the funds was $12,533,000 and $20,332,000 at 1999 and 1998, respectively, and is included with common stocks.

(7)  Separate Accounts

     The Company has three separate account components. The first component is used for the investment of premiums on flexible premium variable universal life insurance policies and has ten subaccounts, which invest exclusively in shares of a single corresponding fund. Nine of the funds - Capital Appreciation Stock, Growth and Income Stock, Balanced (combination of common stock and bond), Bond, Money Market, Treasury 2000, International Stock, World Governments and Emerging Growth are offered as investment options for the first generation of the Company's variable universal life product. The tenth fund, Mid-Cap Stock, is offered as an investment option for a second generation of the variable universal life product, while the Treasury 2000 is not available for this generation. The second component is used for the investment of group annuity premium deposits and has 10 subaccounts, which invest in all but the Treasury 2000 fund and Mid-Cap Stock, plus High Income and Developing Markets subaccounts. The third component is used for the investment of premiums received on variable annuity contracts and has 11 subaccounts, which invest in all but the Treasury 2000 fund, plus High Income and Developing Markets subaccounts.

(8)  Annuity Reserves and Deposit Liabilities

     The withdrawal characteristics of the Company's annuity contracts and deposit liabilities as of December 31 are as follows (000s omitted):

     ========================================================= ================== ===================
                                                                          1999               1998
     --------------------------------------------------------- ------------------ -------------------
     Subject to discretionary withdrawal:
        With market value adjustment                               $  923,751         $   724,535
        At book value less surrender charge of 5% or more             244,875             298,044
        At market value                                             1,706,174           1,181,132
        At book value, with minimal or no charge adjustment           699,544             714,170
     Not subject to discretionary withdrawal                           46,948              41,091
     --------------------------------------------------------- ------------------ -------------------
                                                                    3,621,292           2,958,972
     Reinsurance ceded                                                378,290             395,706
     --------------------------------------------------------- ------------------ -------------------
     Total annuity reserves                                        $3,243,002          $2,563,266
     ========================================================= ================== ===================

(9)  Reinsurance

     In the ordinary course of doing business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

     The effects of reinsurance on premium income and on claims benefit expenses incurred are as follows (000s omitted):

     ======================================== ================= ================= =================
                                                      1999              1998              1997
     ---------------------------------------- ----------------- ----------------- -----------------
     Premium income:
        Direct                                     $506,538          $458,408          $423,146
        Assumed from affiliates                      56,846            48,355            39,644
        Ceded to affiliates                          20,875            18,369            30,118
        Ceded to non-affiliates                       4,700             3,899             3,062
     ---------------------------------------- ----------------- ----------------- -----------------
     Premium income, net of reinsurance            $537,809          $484,495          $429,610
     ---------------------------------------- ----------------- ----------------- -----------------
     Benefit expenses:
        Direct                                     $233,737          $136,727          $100,413
        Assumed from affiliates                      17,591            13,875            11,266
        Ceded to affiliates                          10,857            12,278            11,141
        Ceded to non-affiliates                         677             1,389             1,360
     ---------------------------------------- ----------------- ----------------- -----------------
     Benefit expenses, net of reinsurance          $239,794          $136,935         $  99,178
     ======================================== ================= ================= =================

     Policy reserves and claim liabilities are net of reinsurance balances of (000s omitted) $453,448 and $464,940 at December 31, 1999 and 1998,
     respectively.

(10) Liability for Claim Reserves

     Activity in the liability for accident and health claim reserves, which is included in the liabilities for policy reserves and policy and contract claims in the accompanying statutory statements of admitted assets, liabilities and surplus, is summarized as follows (000s omitted):

     ================================================= ================== ==================
                                                               1999               1998
     ------------------------------------------------- ------------------ ------------------
     Balance as of January 1, net of reinsurance
        recoverables of $820 and $679                           $6,820             $5,589
     Incurred related to:
        Current year                                             9,238              5,960
        Prior year                                              (1,809)              (464)
     ------------------------------------------------- ------------------ ------------------
        Total incurred                                           7,429              5,496
     ------------------------------------------------- ------------------ ------------------
     Paid related to:
        Current year                                             3,543              2,766
        Prior years                                              1,971              1,499
     ------------------------------------------------- ------------------ ------------------
        Total paid                                               5,514              4,265
     ------------------------------------------------- ------------------ ------------------
     Balance as of December 31, net of reinsurance
        recoverables of $1,043 and $820                         $8,735             $6,820
     ================================================= ================== ==================

     The liability for accident and health claim reserves for prior years decreased by $1,809,000 in 1999 and $464,000 in 1998 due to experience improvements as determined by the actuarial analyses of claim reserves.

(11) Federal Income Taxes

     The Company files a consolidated life/nonlife federal income tax return with its subsidiaries. The Company's policy is to collect from or refund to its subsidiaries the amount of taxes applicable to its operations had it filed a separate return. Net federal income taxes payable or recoverable reflect balances payable to or due from subsidiaries and the Internal Revenue Service (IRS) as follows (000s omitted):

     ========================= ====================== ======================
                                       1999                   1998
     ------------------------- ---------------------- ----------------------
     Due from subsidiaries                $     -                $     -
     Due (to)/from IRS                    (15,906)                (5,025)
                                          --------              --------
                                         $(15,906)               $(5,025)
     ========================= ====================== ======================

     The actual federal income tax expense differs from "expected" tax expense computed by applying the statutory federal income tax rate of 35% to the earnings before federal income taxes and net realized capital gains (losses) for the following reasons (000s omitted):

     ================================ ======================== ========================= ========================
                                               1999                      1998                     1997
                                        Amount      Percent      Amount       Percent      Amount      Percent
     -------------------------------- ------------ ----------- ------------ ------------ ----------- ------------
     Tax expense
        computed at federal
        corporate tax rate               $6,824       35.0%       $5,460       35.0%        $9,164      35.0%
     Nontaxable
        investment income                (2,959)     (15.2)       (2,587)     (16.6)        (1,419)     (5.4)
     Mutual life insurance
        company differential
        earnings tax                      3,276       16.8         3,450       22.1          4,200      16.0
     Deferred acquisition costs             870        4.5           681        4.4          1,465       5.6
     Book and tax reserve
        change                             (527)      (2.7)       (1,569)     (10.1)          (670)     (2.6)
     Prior-year over/under
        accrual                            (979)      (5.0)          (72)      (0.5)          (200)      (.8)
     General and
     administrative expenses              1,208        6.2          (543)      (3.5)
     Other, net                            (170)      (0.9)         (619)      (3.9)           857       3.3
     Accrued policyholder
        dividends                           259        1.3           235        1.5         (1,189)     (4.5)
     -------------------------------- ------------ ----------- ------------ ------------ ----------- ------------
          Total federal income
             tax expense                 $7,802       40.0%       $4,436       28.4%       $12,208      46.6%
     ================================ ============ =========== ============ ============ =========== ============

     The Company's consolidated federal income tax return has been examined by the IRS through the year ending December 31, 1996. No material adjustments resulted from the examination.

(12) Benefit Plans

     Post Retirement Benefit

     The Company has two noncontributory defined benefit pension plans that cover substantially all employees and agents who meet eligibility requirements. Until December 12, 1997, the pension plans were funded through a Deposit Administration contract issued by the Company. On December 12, 1997, the Company transferred the plan assets from the Deposit Administration contract to State Street Bank and Trust Company as trustee. The amount transferred was $43,871,000 for the defined benefit pension plans. Plan assets are now invested primarily in the Ultra Series Funds, an affiliated investment, which serves as the investment vehicle for the Company's variable insurance, annuity and pension products. The total pension expense for 1999, 1998 and 1997 was $1,812,000, $2,614,000, and
     $2,674,000, respectively.

     The Company also provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The Company's medical benefit plan provides subsidized coverage after retirement for eligible full-time employees and agents, their spouses, and dependents, up to age 65. Starting at age 65, retirees pay the full cost of their coverage. Additionally, the Company provides group term life insurance for its retirees, the face amount of which is based on the individual's salary at retirement. The cost of post-retirement benefits other than pensions is recognized by the Company during the employee's active working careers. The Company adopted this accounting policy as of January 1, 1992, and is amortizing the related initial impact over twenty years.

     Financial information related to the plans is shown below (000s omitted):

                                                      Pension Benefits                   Other Benefits
                                                   1999              1998             1999             1998
                                             ----------------- ----------------- ---------------- ---------------
   Benefit obligation at December 31         $     (53,672)    $     (47,912)    $(8,738)           $(8,616)

   Fair value of plan assets at
        December 31                                 62,312            54,074           -                -
                                             ----------------- ----------------- ---------------- ---------------
   Funded status                                     8,640             6,162      (8,738)            (8,616)
   Unrecognized prior service cost                      -                  -          20                 32
   Unrecognized net (gain) loss                     (15,541)         (14,444)        749              1,704
   Unrecognized net transition
        (asset) liability                            (1,232)               -       1,467              1,599
                                             ----------------- ----------------- ---------------- ---------------
   (Accrued) prepaid benefit cost            $       (8,133)   $      (8,282)    $(6,502)           $(5,281)
                                             ================= ================= ================ ===============
   Benefit cost                              $         1,187   $            744  $ 1,506            $ 1,577
                                             ================= ================= ================ ===============

                                                      Pension Benefits                   Other Benefits
                                                   1999              1998             1999             1998
                                             ------------------ ---------------- ---------------- ---------------
   Discount rate                                  7.0%               7.0%             7.5%             7.5%
   Expected return on plan assets                 7.0%               7.0%             8.0%             8.0%
   Rate of compensation increase                  5.0%               5.0%             5.0%             5.0%

     For measurement purposes, an 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 5.0%.

     Defined Contribution Pension Plans

     The Company has two defined contribution plans (401[k] and thrift) which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to 50% of the employees' contributions, up to a maximum of 3% of the employees' salaries. The Company contributions were approximately $1,379,000, $1,212,000 and $998,000 for the years ended December 31, 1999,
     1998 and 1997, respectively.

     Nonqualified Pension Plans

     In addition to the defined benefit and defined contribution plans mentioned above, the Company has a variety of deferred compensation and supplemental benefit plans available to qualifying employees. Liabilities of these plans totaled $2,079,000 and $1,929,000 as of December 31, 1999 and 1998,
     respectively.

(13) Statutory Financial Data

     Iowa has adopted Risk Based Capital (RBC) requirements for U. S. life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1999, the Total Adjusted Capital and Authorized Control Level - Risk Based Capital for the Company were $291,858,000 and $49,642,000, respectively. At this level of total adjusted capital, no action is required.

(14) Commitments and Contingencies

     The Company participates in a securities lending program. The Company's policy requires that a minimum of 102% of the fair value of the loaned securities must be fully collateralized with cash, U.S. Government securities or irrevocable bank letters of credit. The security custodian monitors the collateral position on a daily basis. At December 31, 1999 and 1998, the amortized cost of securities loaned by the Company totaled $54,420,000 and $9,935,000 respectively.

     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 1999 and prior. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts (net of estimated future premium tax recoveries) that it believes will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders.

     The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Schedule of Selected Financial Data
                          Year Ended December 31, 1999
                                 (in thousands)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.


      Investment income earned

      Government bonds                                                    4,578
      Other bonds (unaffiliated)                                        108,210
      Bonds of affiliates                                                    --
      Preferred stocks (unaffiliated)                                         4
      Preferred stocks of affiliates                                         --
      Common stocks (unaffiliated)                                        1,427
      Common stocks of affiliates                                           --
      Mortgage loans on real estate                                      27,133
      Real estate                                                         9,486
      Premium notes, policy loans and liens                               6,609
      Collateral loans                                                       --
      Cash on hand and on deposit                                            96
      Short-term investments                                              4,604
      Other invested assets                                               2,060
      Derivative financial instruments                                  (3,190)
      Aggregate write-in for investment income                              232
                                                                           ----
      Gross investment income                                          $161,249
                                                                       ========

      Real estate owned - book value less encumbrances                $  58,746
                                                                      =========

      Mortgage loans - book value:

      Farm mortgages                                                       $ --
      Residential mortgages                                                  --
      Commercial mortgages                                              325,603
                                                                       --------
      Total mortgage loans                                            $ 325,603
                                                                      =========

      Mortgage loans by standing - book value:

      Good standing                                                   $ 311,656
      Good standing with restructured terms                               8,057
    Interest overdue more than three months,
       not in foreclosure                                                 5,890
      Foreclosure in process                                                 --

      Other long-term assets - statement value                        $  14,962
      Collateral loans                                                       --

    Bonds and stocks of parents, subsidiaries and
         affiliates - book value
      Bonds                                                                  --
      Preferred stocks                                                       --
      Common stocks                                                         266

      Bonds and short-term investments by class and maturity:
      Bonds by maturity - statement value
      Due within one year or less                                       219,908
      Over 1 year through 5 years                                       793,294
      Over 5 years through 10 years                                     479,631
      Over 10 years through 20 years                                     79,800
      Over 20 years                                                      19,162
                                                                        -------
      Total by maturity                                              $1,591,795
                                                                     ==========

      Bonds by class - statement value
      Class 1                                                         1,150,780
      Class 2                                                           333,423
      Class 3                                                            72,830
      Class 4                                                            25,792
      Class 5                                                             7,924
      Class 6                                                             1,046
                                                                         ------
      Total by class                                                 $1,591,795
                                                                     ==========

      Total bonds publicly traded                                    $1,217,533
      Total bonds privately placed                                      374,262

      Preferred stocks - statement value                                     41
      Common stocks - market value                                       82,086
      Short-term investments - book value                                82,470
      Financial options owned - statement value                           1,184
      Financial options written and in force - statement value               --
      Financial futures contracts open - current price                       --
      Cash on deposit                                                     5,049


      Life insurance in force:
      Industrial                                                          $  --
      Ordinary                                                       11,701,626
      Credit life                                                            --
      Group life                                                      2,809,157

      Amount of accidental death insurance in force under
         ordinary policies                                              446,238

      Life insurance policies with disability provisions in force:

      Industrial                                                             --
      Ordinary                                                        5,221,971
      Credit life                                                            --
      Group life                                                             40

      Supplementary contracts in force:
      Ordinary - not involving life contingencies
      Amount on deposit                                                  52,856
      Income payable                                                      7,877

      Ordinary - involving life contingencies
      Income payable                                                      4,144

      Group - not involving life contingencies
      Amount of deposit                                                      --
      Income payable                                                         --

      Group - involving life contingencies
      Income payable                                                         --

      Annuities:
      Ordinary

         Immediate - amount of income payable                             2,095
         Deferred - fully paid - account balance                        532,497
         Deferred - not fully paid - account balance                  1,905,531

      Group

      Immediate - amount of income payable                                   --
      Fully paid account payable                                             --
           Not fully paid - account balance                                  --

        Accident and health insurance - premiums in force:

        Ordinary                                                      $   2,767
        Group                                                            22,518
        Credit                                                               --

        Deposit funds and dividend accumulations:

        Deposit funds - account balance                                   1,149
        Dividend accumulations - account balance                        158,377

        Claim payments 1999:
        Group accident and health - year ended December 31
        1999                                                              3,186
        1998                                                              1,385
        1997                                                                 55
        1996                                                                 30
        1995                                                                 11
        Prior                                                                74

        Other accident and health
        1999                                                                357
        1998                                                                164
        1997                                                                 54
        1996                                                                 54
        1995                                                                 53
        Prior                                                                92

        Other coverages that use developmental methods
         To calculate claims reserves
        1999                                                                 --
        1998                                                                 --
        1997                                                                 --
        1996                                                                 --
        1995                                                                 --
        Prior                                                                --

        See accompanying independent auditors' report.

Appendix A - Illustrations of Policy Values and Death Benefits
--------------------------------------------------------------------------------

The following tables have been prepared to help show how values under the Policy can change with investment performance. At your request, we will provide an illustration based upon your Age, planned premium payments and other factors.

The illustrations are based on the following five factors. (The upper right hand corner of each illustration identifies those factors.)

     1.   Age at issue - Some show Age 35. Others show Age 50.

     2.   Planned annual premium - The premium illustrated is $1,200 or $2,500.

     3. Cost of Insurance - Some show the mortality rates currently being charged. Others show the guaranteed rate (the maximum rate the Policy allows us to charge).

     4.   Projected  Dividends - Illustrations  based on current mortality rates
          include  projected   dividends.   Illustrations  based  on  guaranteed
          mortality rates do not.

     5. Choice of death benefit option - Some show option 1 and others show option 2.

Factors That Do Not Vary

All the illustrations make the following assumptions:

     -    The Insured is a Standard Non Tobacco User.

     -    The Specified Amount of coverage is $100,000.

     - Planned premiums are paid on the first day of the Policy year for 30 years.

     -    No loans are taken.

     -    No Partial Withdrawals are made.

     - All Net Premium is allocated to the Separate Account and invested equally in each Fund.

     -    No changes are made to the Specified Amount.

     -    No transfer fees are incurred.

     -    The Policy has no riders.

     -    The charge for state Premium Expense Charge is 2%.

     -    No federal income tax is paid.

Effect of Hypothetical Investment Returns

To show how investment return affects Policy values, the tables illustrate three different hypothetical rates of return. The tables show gross annual rates of return of 0%, 6% and 12%, which produce approximate net annual rates of return of -1.79%, 4.21% and 10.21%, respectively. Net returns are lower than gross returns due to charges made by the Separate Account and by the underlying funds. Charges are expressed as a percentage of average daily net assets.

The table below shows for each Subaccount the total of the mortality and expense fee and the underlying series level fees.


                                                  Mortality & Expense        Fund Fees*            Total
Money Market                                               0.90                  0.46               1.36
Bond                                                       0.90                  0.56               1.46
Balanced                                                   0.90                  0.71               1.61
Growth and Income Stock                                    0.90                  0.61               1.51
Capital Appreciation Stock                                 0.90                  0.81               1.71
Mid-Cap Stock                                              0.90                  1.01               1.91
T. Rowe Price International Stock                          0.90                  1.05               1.95
MFS Global Governments                                     0.90                  0.91               1.81
MFS Emerging Growth                                        0.90                  0.84               1.74
Oppenheimer High Income/VA                                 0.90                  0.75               1.65
Templeton Developing Markets Securities
  Fund - Class 2                                           0.90                  1.79               2.69

Average                                                    0.90                  0.86               1.76


* The illustrations on the following pages are computed using the average 1.79 total expense across the Subaccounts for last year. The Fund Fees are the expenses incurred by each Fund during the most recent fiscal year. The prospectus and statement of additional information for each Fund more fully discusses its expenses. Certain expenses of the MFS Global Governments Fund were reimbursed by the Fund's investment adviser during 1998. Pursuant to an agreement between the Fund and its investment adviser, the reimbursement will continue past the current fiscal year. Absent the expense reimbursement, the MFS Global Governments Fund expenses (Fund Fees) would have been 1.15%.

How Varying a Factor Affects Hypothetical Investment Returns

Changing any factor in the illustrations would change many numbers throughout the table. For example, illustrated values would be different if the Insured were a different Age, or a different risk classification. Policy values would change if premiums were paid at different times or in different amounts or if investment rates of return fluctuated up and down. Policy values based on current mortality charges would be lower if we did not pay the dividends it has projected but not guaranteed. (Dividends are expected to be paid beginning in policy year 11 and are projected at 0.70% of policy value during policy years 11-20 and 1.10% of policy value during policy years 21+.) Policy values would be lower if more expenses were paid. Expenses vary by each underlying fund portfolio and each has the right to change its charge in the future. The illustrations do not show any charges for federal income taxes. If in the future taxes were due, gross annual rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charge for taxes in order to produce the Policy values shown.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 1

Male Standard Non Tobacco User                                                                                 Age at Issue: 35
Specified Amount: $100,000                                                                               Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                 Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 1*
===============================================================================================================================
           Premiums
            Accum at
 End of       5%                 0.00% GROSS                        6.00% GROSS                        12.00% GROSS
  Year     Interest              (-1.76% NET)                       (4.24% NET)                        (10.24% NET)
           per year
                      ---------------------------------------------------------------------------------------------------------
                        Death      Accum      Surrender  Death     Accum        Surrender  Death     Accum      Surrender
                       Benefit     Value      Value      Benefit   Value        Value      Benefit   Value      Value
===============================================================================================================================
    1       1,260      100,000        870         99     100,000        932        161     100,000       993        222
    2       2,583      100,000      1,719        986     100,000      1,896      1,163     100,000     2,081      1,348
    3       3,972      100,000      2,540      1,847     100,000      2,889      2,196     100,000     3,269      2,576
    4       5,431      100,000      3,338      2,683     100,000      3,916      3,261     100,000     4,569      3,914
    5       6,962      100,000      4,110      3,532     100,000      4,974      4,396     100,000     5,991      5,413
    6       8,570      100,000      4,855      4,354     100,000      6,064      5,563     100,000     7,546      7,045
    7      10,259      100,000      5,571      5,185     100,000      7,186      6,800     100,000     9,248      8,862
    8      12,032      100,000      6,257      5,988     100,000      8,338      8,069     100,000    11,108     10,839
    9      13,893      100,000      6,916      6,762     100,000      9,526      9,372     100,000    13,148     12,994
   10      15,848      100,000      7,544      7,544     100,000     10,746     10,746     100,000    15,382     15,382
   15      27,189      100,000     11,369     11,369     100,000     18,849     18,849     100,000    32,209     32,209
   20      41,663      100,000     14,598     14,598     100,000     28,852     28,852     100,000    60,492     60,492
   25      60,136      100,000     17,127     17,127     100,000     41,773     41,773     147,285   109,914    109,914
   30      83,713      100,000     18,120     18,120     100,000     57,965     57,965     236,024   193,462    193,462
===============================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 2

Male Standard Non Tobacco User                                                                                 Age at Issue: 35
Specified Amount: $100,000                                                                               Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                          Based on: Guaranteed  Mortality Charges
Policy Loans and Withdrawal: None                                                             Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 1*
===============================================================================================================================
           Premiums
            Accum at
 End of       5%                 0.00% GROSS                        6.00% GROSS                        12.00% GROSS
  Year     Interest              (-1.61% NET)                       (4.39% NET)                        (10.39% NET)
           per year
                      ---------------------------------------------------------------------------------------------------------
                        Death      Accum      Surrender   Death     Accum       Surrender  Death    Accum        Surrender
                       Benefit     Value      Value      Benefit    Value       Value      Benefit  Value        Value
===============================================================================================================================
    1       1,260      100,000        870         99     100,000        932        161     100,000       993          222
    2       2,583      100,000      1,719        986     100,000      1,896      1,163     100,000     2,081        1,348
    3       3,972      100,000      2,540      1,847     100,000      2,889      2,196     100,000     3,269        2,576
    4       5,431      100,000      3,338      2,683     100,000      3,916      3,261     100,000     4,569        3,914
    5       6,962      100,000      4,110      3,532     100,000      4,974      4,396     100,000     5,991        5,413
    6       8,570      100,000      4,855      4,354     100,000      6,064      5,563     100,000     7,546        7,045
    7      10,259      100,000      5,571      5,185     100,000      7,186      6,800     100,000     9,248        8,862
    8      12,032      100,000      6,257      5,988     100,000      8,338      8,069     100,000    11,108       10,839
    9      13,893      100,000      6,916      6,762     100,000      9,526      9,372     100,000    13,148       12,994
   10      15,848      100,000      7,544      7,544     100,000     10,746     10,746     100,000    15,382       15,382
   15      27,189      100,000     10,386     10,386     100,000     17,591     17,591     100,000    30,543       30,543
   20      41,663      100,000     12,124     12,124     100,000     25,257     25,257     100,000    54,942       54,942
   25      60,136      100,000     12,147     12,147     100,000     33,495     33,495     127,053    94,815       94,815
   30      83,713      100,000      9,387      9,387     100,000     41,935     41,935     193,483   158,592      158,592
===============================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 3

Male Standard Non Tobacco User                                                                                 Age at Issue: 35
Specified Amount: $100,000                                                                               Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                 Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 2*
===============================================================================================================================
          Premiums
           Accum at
End of       5%                 0.00% GROSS                        6.00% GROSS                        12.00% GROSS
 Year     Interest              (-1.61% NET)                       (4.39% NET)                        (10.39% NET)
          per year
                     ---------------------------------------------------------------------------------------------------------
                       Death     Accum     Surrender   Death       Accum       Surrender  Death    Accum       Surrender
                       Benefit   Value     Value       Benefit     Value       Value      Benefit  Value       Value
===============================================================================================================================
    1       1,260      100,869      869         98     100,930        930         159     100,991       991        220
    2       2,583      101,713    1,713        981     101,890      1,890       1,157     102,074     2,074      1,342
    3       3,972      102,531    2,531      1,837     102,878      2,878       2,185     103,256     3,256      2,562
    4       5,431      103,321    3,321      2,666     103,896      3,896       3,240     104,545     4,545      3,889
    5       6,962      104,084    4,084      3,506     104,942      4,942       4,364     105,951     5,951      5,373
    6       8,570      104,817    4,817      4,316     106,015      6,015       5,514     107,483     7,483      6,982
    7      10,259      105,519    5,519      5,133     107,115      7,115       6,730     109,154     9,154      8,768
    8      12,032      106,190    6,190      5,920     108,243      8,243       7,973     110,975    10,975     10,705
    9      13,893      106,828    6,828      6,674     109,397      9,397       9,243     112,961    12,961     12,807
   10      15,848      107,432    7,432      7,432     110,576     10,576      10,576     115,126    15,126     15,126
   15      27,189      111,135   11,135     11,135     118,412     18,412      18,412     131,387    31,387     31,387
   20      41,663      114,131   14,131     14,131     127,796     27,796      27,796     158,047    58,047     58,047
   25      60,136      116,194   16,194     16,194     139,213     39,213      39,213     203,238   103,238    103,238
   30      83,713      116,343   16,343     16,343     151,900     51,900      51,900     278,139   178,139    178,139
===============================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 4

Male Standard Non Tobacco User                                                                                 Age at Issue: 35
Specified Amount: $100,000                                                                               Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawal: None                                                             Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 2*
===============================================================================================================================
          Premiums
           Accum at
End of       5%                 0.00% GROSS                        6.00% GROSS                        12.00% GROSS
 Year     Interest              (-1.61% NET)                       (4.39% NET)                        (10.39% NET)
          per year
                     ---------------------------------------------------------------------------------------------------------
                      Death         Accum     Surrender Death        Accum      Surrender  Death        Accum     Surrender
                      Benefit       Value     Value     Benefit      Value      Value      Benefit      Value     Value
===============================================================================================================================
    1           1,260      100,869        869         98     100,930        930         159     100,991       991          220
    2           2,583      101,713      1,713        981     101,890      1,890       1,157     102,074     2,074        1,342
    3           3,972      102,531      2,531      1,837     102,878      2,878       2,185     103,256     3,256        2,562
    4           5,431      103,321      3,321      2,666     103,896      3,896       3,240     104,545     4,545        3,889
    5           6,962      104,084      4,084      3,506     104,942      4,942       4,364     105,951     5,951        5,373
    6           8,570      104,817      4,817      4,316     106,015      6,015       5,514     107,483     7,483        6,982
    7          10,259      105,519      5,519      5,133     107,115      7,115       6,730     109,154     9,154        8,768
    8          12,032      106,190      6,190      5,920     108,243      8,243       7,973     110,975    10,975       10,705
    9          13,893      106,828      6,828      6,674     109,397      9,397       9,243     112,961    12,961       12,807
   10          15,848      107,432      7,432      7,432     110,576     10,576      10,576     115,126    15,126       15,126
   15          27,189      110,095     10,095     10,095     117,052     17,052      17,052     129,539    29,539       29,539
   20          41,663      111,499     11,499     11,499     123,838     23,838      23,838     151,650    51,650       51,650
   25          60,136      110,954     10,954     10,954     130,085     30,085      30,085     185,237    85,237       85,237
   30          83,713      107,382      7,382      7,382     134,249     34,249      34,249     235,895   135,895      135,895
===============================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 5

Male Standard Non Tobacco User                                                                                 Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                 Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 1*
===============================================================================================================================
           Premiums
            Accum at
 End of       5%                 0.00% GROSS                        6.00% GROSS                        12.00% GROSS
  Year     Interest              (-1.61% NET)                       (4.39% NET)                        (10.39% NET)
           per year
                      ---------------------------------------------------------------------------------------------------------
                       Death        Accum     Surrender  Death      Accum       Surrender   Death      Accum     Surrender
                       Benefit      Value     Value      Benefit    Value       Value       Benefit    Value     Value
===============================================================================================================================
    1        2,625      100,000      1,795        204     100,000      1,923         332     100,000     2,050       459
    2        5,381      100,000      3,534      2,023     100,000      3,902       2,391     100,000     4,286     2,775
    3        8,275      100,000      5,214      3,782     100,000      5,938       4,506     100,000     6,725     5,293
    4       11,314      100,000      6,837      5,484     100,000      8,035       6,682     100,000     9,390     8,037
    5       14,505      100,000      8,402      7,209     100,000     10,195       9,002     100,000    12,307    11,114
    6       17,855      100,000      9,915      8,881     100,000     12,426      11,392     100,000    15,509    14,475
    7       21,373      100,000     11,354     10,559     100,000     14,710      13,915     100,000    19,007    18,212
    8       25,066      100,000     12,721     12,165     100,000     17,053      16,497     100,000    22,838    22,282
    9       28,945      100,000     14,013     13,695     100,000     19,456      19,138     100,000    27,040    26,722
   10       33,017      100,000     15,227     15,227     100,000     21,920      21,920     100,000    31,656    31,656
   15       56,644      100,000     22,223     22,223     100,000     37,968      37,968     100,000    66,442    66,442
   20       86,798      100,000     26,765     26,765     100,000     57,493      57,493     146,206   126,039   126,039
   25      125,284      100,000     27,734     27,734     100,000     84,058      84,058     245,083   229,050   229,050
   30      174,402      100,000     21,098     21,098     127,337    121,273     121,273     436,862   404,034   404,034
===============================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 6

Male Standard Non Tobacco User                                                                                 Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawal: None                                                             Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 1*
===============================================================================================================================
          Premiums
           Accum at
End of       5%                 0.00% GROSS                        6.00% GROSS                        12.00% GROSS
 Year     Interest              (-1.61% NET)                       (4.39% NET)                        (10.39% NET)
          per year
                     ---------------------------------------------------------------------------------------------------------
                        Death      Accum    Surrender     Death         Accum   Surrender  Death      Accum      Surrender
                        Benefit    Value    Value         Benefit       Value   Value      Benefit    Value      Value
===============================================================================================================================
    1        2,625      100,000      1,795        204     100,000      1,923        332     100,000     2,050        459
    2        5,381      100,000      3,523      2,012     100,000      3,891      2,380     100,000     4,275      2,764
    3        8,275      100,000      5,181      3,749     100,000      5,903      4,471     100,000     6,688      5,256
    4       11,314      100,000      6,762      5,409     100,000      7,956      6,603     100,000     9,306      7,953
    5       14,505      100,000      8,262      7,069     100,000     10,045      8,852     100,000    12,146     10,953
    6       17,855      100,000      9,680      8,646     100,000     12,171     11,137     100,000    15,233     14,199
    7       21,373      100,000     11,010     10,215     100,000     14,331     13,536     100,000    18,590     17,795
    8       25,066      100,000     12,251     11,695     100,000     16,528     15,972     100,000    22,251     21,695
    9       28,945      100,000     13,400     13,082     100,000     18,759     18,441     100,000    26,251     25,933
   10       33,017      100,000     14,447     14,447     100,000     21,021     21,021     100,000    30,625     30,625
   15       56,644      100,000     18,039     18,039     100,000     32,895     32,895     100,000    60,295     60,295
   20       86,798      100,000     17,228     17,228     100,000     45,028     45,028     128,140   110,465    110,465
   25      125,284      100,000      8,479      8,479     100,000     57,098     57,098     205,008   191,596    191,596
   30      174,402         ****       ****       ****     100,000     69,148     69,148     338,560   322,438    322,438
===============================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.

** Policy terminated before year 30.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 7

Male Standard Non Tobacco User                                                                                 Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                 Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 2*
==============================================================================================================================
          Premiums
           Accum at
End of       5%                 0.00% GROSS                        6.00% GROSS                        12.00% GROSS
 Year     Interest              (-1.61% NET)                       (4.39% NET)                        (10.39% NET)
          per year
                     ---------------------------------------------------------------------------------------------------------
                        Death        Accum      Surrender Death         Accum   Surrender  Death      Accum      Surrender
                        Benefit      Value      Value     Benefit       Value   Value      Benefit    Value      Value
===============================================================================================================================
    1        2,625      101,785      1,785        194     101,911      1,911        320     102,038     2,038        447
    2        5,381      103,502      3,502      1,991     103,867      3,867      2,355     104,247     4,247      2,736
    3        8,275      105,150      5,150      3,718     105,865      5,865      4,433     106,641     6,641      5,209
    4       11,314      106,728      6,728      5,375     107,904      7,904      6,552     109,235     9,235      7,883
    5       14,505      108,237      8,237      7,044     109,989      9,989      8,796     112,052    12,052     10,859
    6       17,855      109,680      9,680      8,645     112,120     12,120     11,086     115,115    15,115     14,081
    7       21,373      111,031     11,031     10,236     114,274     14,274     13,479     118,422    18,422     17,626
    8       25,066      112,294     12,294     11,737     116,452     16,452     15,895     121,997    21,997     21,440
    9       28,945      113,459     13,459     13,141     118,645     18,645     18,327     125,859    25,859     25,541
   10       33,017      114,527     14,527     14,527     120,851     20,851     20,851     130,035    30,035     30,035
   15       56,644      120,599     20,599     20,599     134,924     34,924     34,924     160,710    60,710     60,710
   20       86,798      123,149     23,149     23,149     149,162     49,162     49,162     208,070   108,070    108,070
   25      125,284      120,214     20,214     20,214     161,825     61,825     61,825     283,345   183,345    183,345
   30      174,402      107,581      7,581      7,581     167,019     67,019     67,019     399,371   299,371    299,371
===============================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 8

Male Standard Non Tobacco User                                                                                 Age at Issue: 50
Specified Mount: $100,000                                                                                Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawal: None                                                             Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 2*
===============================================================================================================================
          Premiums
           Accum at
End of       5%                 0.00% GROSS                        6.00% GROSS                        12.00% GROSS
 Year     Interest              (-1.61% NET)                       (4.39% NET)                        (10.39% NET)
          per year
                     ---------------------------------------------------------------------------------------------------------
                        Death        Accum     Surrender  Death       Accum     Surrender  Death      Accum      Surrender
                        Benefit      Value     Value      Benefit     Value     Value      Benefit    Value      Value
===============================================================================================================================
    1        2,625      101,785      1,785        194     101,911      1,911        320     102,038     2,038        447
    2        5,381      103,491      3,491      1,980     103,856      3,856      2,344     104,236     4,236      2,724
    3        8,275      105,115      5,115      3,683     105,828      5,828      4,396     106,602     6,602      5,170
    4       11,314      106,649      6,649      5,296     107,820      7,820      6,467     109,145     9,145      7,793
    5       14,505      108,087      8,087      6,894     109,826      9,826      8,633     111,876    11,876     10,683
    6       17,855      109,425      9,425      8,391     111,839     11,839     10,805     114,806    14,806     13,772
    7       21,373      110,656     10,656      9,860     113,852     13,852     13,057     117,948    17,948     17,152
    8       25,066      111,777     11,777     11,221     115,860     15,860     15,303     121,318    21,318     20,761
    9       28,945      112,782     12,781     12,463     117,852     17,852     17,534     124,929    24,929     24,611
   10       33,017      113,659     13,659     13,659     119,816     19,816     19,816     128,794    28,794     28,794
   15       56,644      115,900     15,900     15,900     128,835     28,835     28,835     152,589    52,589     52,589
   20       86,798      112,735     12,735     12,735     133,932     33,932     33,932     184,439    84,439     84,439
   25      125,284      101,153      1,153      1,153     130,247     30,247     30,247     224,923   124,923    124,923
   30      174,402         ****       ****       ****     109,296      9,296      9,296     272,037   172,037    172,037
===============================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

* Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.

** Policy terminated before year 30.

Appendix B - First Year Surrender Charges per $1,000 of Specified Amount
===============================================================================
     ISSUE AGE              MALE COMPOSITE              FEMALE COMPOSITE
-------------------- ---------------------------- ----------------------------
         0                       0.95                         0.87
-------------------- ---------------------------- ----------------------------
         1                       1.07                         0.99
-------------------- ---------------------------- ----------------------------
         2                       1.19                         1.11
-------------------- ---------------------------- ----------------------------
         3                       1.30                         1.22
-------------------- ---------------------------- ----------------------------
         4                       1.42                         1.34
-------------------- ---------------------------- ----------------------------
         5                       1.54                         1.46
-------------------- ---------------------------- ----------------------------
         6                       1.70                         1.59
-------------------- ---------------------------- ----------------------------
         7                       1.88                         1.72
-------------------- ---------------------------- ----------------------------
         8                       2.06                         1.85
-------------------- ---------------------------- ----------------------------
         9                       2.24                         1.98
-------------------- ---------------------------- ----------------------------
        10                       2.39                         2.11
-------------------- ---------------------------- ----------------------------
        11                       2.51                         2.23
-------------------- ---------------------------- ----------------------------
        12                       2.62                         2.35
-------------------- ---------------------------- ----------------------------
        13                       2.71                         2.46
-------------------- ---------------------------- ----------------------------
        14                       2.80                         2.57
-------------------- ---------------------------- ----------------------------
        15                       2.88                         2.67
-------------------- ---------------------------- ----------------------------

-------------------- ------------------------------------------- -------------------------------------------
    ISSUE AGE                          MALE                                       FEMALE
-------------------- --------------------- --------------------- --------------------- ---------------------
                         NON TOBACCO             TOBACCO             NON TOBACCO             TOBACCO
-------------------- --------------------- --------------------- --------------------- ---------------------
        16                   2.94                  2.94                  2.74                  2.74
-------------------- --------------------- --------------------- --------------------- ---------------------
        17                   2.99                  2.99                  2.80                  2.80
-------------------- --------------------- --------------------- --------------------- ---------------------
        18                   3.03                  3.03                  2.85                  2.85
-------------------- --------------------- --------------------- --------------------- ---------------------
        19                   3.10                  3.10                  2.92                  2.92
-------------------- --------------------- --------------------- --------------------- ---------------------
        20                   3.21                  3.24                  3.03                  3.05
-------------------- --------------------- --------------------- --------------------- ---------------------
        21                   3.37                  3.49                  3.18                  3.28
-------------------- --------------------- --------------------- --------------------- ---------------------
        22                   3.56                  3.74                  3.37                  3.51
-------------------- --------------------- --------------------- --------------------- ---------------------
        23                   3.78                  4.00                  3.57                  3.75
-------------------- --------------------- --------------------- --------------------- ---------------------
        24                   4.03                  4.25                  3.79                  3.98
-------------------- --------------------- --------------------- --------------------- ---------------------
        25                   4.29                  4.50                  4.02                  4.21
-------------------- --------------------- --------------------- --------------------- ---------------------
        26                   4.57                  4.79                  4.26                  4.51
-------------------- --------------------- --------------------- --------------------- ---------------------
        27                   4.88                  5.11                  4.51                  4.85
-------------------- --------------------- --------------------- --------------------- ---------------------
        28                   5.21                  5.45                  4.77                  5.22
-------------------- --------------------- --------------------- --------------------- ---------------------
        29                   5.55                  5.82                  5.05                  5.59
-------------------- --------------------- --------------------- --------------------- ---------------------
        30                   5.89                  6.18                  5.33                  5.95
-------------------- --------------------- --------------------- --------------------- ---------------------
        31                   6.23                  6.54                  5.63                  6.31
-------------------- --------------------- --------------------- --------------------- ---------------------
        32                   6.59                  6.91                  5.93                  6.68
-------------------- --------------------- --------------------- --------------------- ---------------------
        33                   6.95                  7.30                  6.25                  7.04
-------------------- --------------------- --------------------- --------------------- ---------------------
        34                   7.32                  7.70                  6.57                  7.42
-------------------- --------------------- --------------------- --------------------- ---------------------
        35                   7.71                  8.13                  6.90                  7.79
-------------------- --------------------- --------------------- --------------------- ---------------------

Note:  Preferred and Standard Policies use the same Surrender Charge.

-------------------- ------------------------------------------- -------------------------------------------
     ISSUE AGE                          MALE                                       FEMALE
-------------------- --------------------- --------------------- --------------------- ---------------------
                         NON TOBACCO             TOBACCO             NON TOBACCO             TOBACCO
-------------------- --------------------- --------------------- --------------------- ---------------------
        36                   8.11                  8.58                  7.22                  8.17
-------------------- --------------------- --------------------- --------------------- ---------------------
        37                   8.53                  9.05                  7.55                  8.55
-------------------- --------------------- --------------------- --------------------- ---------------------
        38                   8.95                  9.54                  7.88                  8.94
-------------------- --------------------- --------------------- --------------------- ---------------------
        39                   9.40                 10.07                  8.22                  9.32
-------------------- --------------------- --------------------- --------------------- ---------------------
        40                   9.87                 10.62                  8.58                  9.70
-------------------- --------------------- --------------------- --------------------- ---------------------
        41                  10.36                 11.21                  8.96                 10.06
-------------------- --------------------- --------------------- --------------------- ---------------------
        42                  10.86                 11.82                  9.35                 10.41
-------------------- --------------------- --------------------- --------------------- ---------------------
        43                  11.39                 12.46                  9.76                 10.76
-------------------- --------------------- --------------------- --------------------- ---------------------
        44                  11.94                 13.14                 10.18                 11.12
-------------------- --------------------- --------------------- --------------------- ---------------------
        45                  12.53                 13.86                 10.64                 11.52
-------------------- --------------------- --------------------- --------------------- ---------------------
        46                  13.14                 14.61                 11.10                 11.92
-------------------- --------------------- --------------------- --------------------- ---------------------
        47                  13.76                 15.39                 11.56                 12.30
-------------------- --------------------- --------------------- --------------------- ---------------------
        48                  14.41                 16.21                 12.06                 12.73
-------------------- --------------------- --------------------- --------------------- ---------------------
        49                  15.12                 17.08                 12.62                 13.25
-------------------- --------------------- --------------------- --------------------- ---------------------
        50                  15.91                 18.00                 13.28                 13.91
-------------------- --------------------- --------------------- --------------------- ---------------------
        51                  16.79                 19.00                 14.07                 14.77
-------------------- --------------------- --------------------- --------------------- ---------------------
        52                  17.74                 20.07                 14.98                 15.79
-------------------- --------------------- --------------------- --------------------- ---------------------
        53                  18.74                 21.18                 15.94                 16.89
-------------------- --------------------- --------------------- --------------------- ---------------------
        54                  19.78                 22.31                 16.92                 18.00
-------------------- --------------------- --------------------- --------------------- ---------------------
        55                  20.83                 23.43                 17.86                 19.04
-------------------- --------------------- --------------------- --------------------- ---------------------
        56                  21.85                 24.48                 18.70                 19.96
-------------------- --------------------- --------------------- --------------------- ---------------------
        57                  22.84                 25.47                 19.49                 20.80
-------------------- --------------------- --------------------- --------------------- ---------------------
        58                  23.88                 26.50                 20.30                 21.65
-------------------- --------------------- --------------------- --------------------- ---------------------
        59                  25.04                 27.68                 21.20                 22.59
-------------------- --------------------- --------------------- --------------------- ---------------------
        60                  26.39                 29.11                 22.30                 23.71
-------------------- --------------------- --------------------- --------------------- ---------------------
        61                  27.01                 29.87                 23.08                 24.53
-------------------- --------------------- --------------------- --------------------- ---------------------
        62                  27.42                 30.48                 23.84                 25.32
-------------------- --------------------- --------------------- --------------------- ---------------------
        63                  27.73                 31.00                 24.55                 26.06
-------------------- --------------------- --------------------- --------------------- ---------------------
        64                  28.04                 31.50                 25.20                 26.71
-------------------- --------------------- --------------------- --------------------- ---------------------
        65                  28.45                 32.05                 25.75                 27.25
-------------------- --------------------- --------------------- --------------------- ---------------------
        66                  28.96                 32.58                 26.18                 27.60
-------------------- --------------------- --------------------- --------------------- ---------------------
        67                  29.50                 33.05                 26.49                 27.78
-------------------- --------------------- --------------------- --------------------- ---------------------
        68                  30.07                 33.55                 26.74                 27.91
-------------------- --------------------- --------------------- --------------------- ---------------------
        69                  30.70                 34.19                 27.00                 28.07
-------------------- --------------------- --------------------- --------------------- ---------------------
        70                  31.39                 35.07                 27.31                 28.39
-------------------- --------------------- --------------------- --------------------- ---------------------
        71                  32.25                 36.52                 27.72                 29.01
-------------------- --------------------- --------------------- --------------------- ---------------------
        72                  33.12                 37.97                 28.12                 29.64
-------------------- --------------------- --------------------- --------------------- ---------------------
        73                  33.98                 39.41                 28.53                 30.26
-------------------- --------------------- --------------------- --------------------- ---------------------
        74                  34.85                 40.86                 28.93                 30.89
-------------------- --------------------- --------------------- --------------------- ---------------------
        75                  35.71                 42.31                 29.34                 31.51
-------------------- --------------------- --------------------- --------------------- ---------------------

Note:  Preferred and Standard Policies use the same Surrender Charge.

Appendix C - Death Benefit Percentage Factor

================================================================================
The Death Benefit Percentage Factor required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.

          Attained Age     |    Death Benefit Percentage Factor
          -----------------------------------------------------
          0-40             |        2.50
          41               |        2.43
          42               |        2.36
          43               |        2.29
          44               |        2.22
          45               |        2.15
          ------------------------------
          46               |        2.09
          47               |        2.03
          48               |        1.97
          49               |        1.91
          50               |        1.85
          ------------------------------
          51               |        1.78
          52               |        1.71
          53               |        1.64
          54               |        1.57
          55               |        1.50
          ------------------------------
          56               |        1.46
          57               |        1.42
          58               |        1.38
          59               |        1.34
          60               |        1.30
          ------------------------------
          61               |        1.28
          62               |        1.26
          63               |        1.24
          64               |        1.22
          65               |        1.20
          ------------------------------
          66               |        1.19
          67               |        1.18
          68               |        1.17
          69               |        1.16
          70               |        1.15
          ------------------------------
          71               |        1.13
          72               |        1.11
          73               |        1.09
          74               |        1.07
          75-90            |        1.05
          ------------------------------
          91               |        1.04
          92               |        1.03
          93               |        1.02
          94               |        1.01
          95               |        1.00
          ------------------------------

                                     PART II

                                  UNDERTAKINGS

1. Section 11 of the Bylaws of CUNA Mutual Life Insurance Company provides for indemnification of officers and directors of the Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of the Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

2. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

 REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

CUNA Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The Prospectus consisting of 106 pages.

         Undertakings.

         Representation.

         The signatures.

         Written consent or opinion of the following persons:

                  PricewaterhouseCoopers LLP
                  KPMG LLP
                  Scott Allen - Associate Actuary

The following exhibits:

1.   Exhibits  required by  paragraph  A of  instructions  for  Exhibits in Form
     N-8B-2:

     1. Resolution to Authorize Registration of and Investment in Separate Accounts. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

     2.   Not Applicable

     3. a. Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          b. Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     4.   Not Applicable

     5. a. Standard VUL Contract. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               i. Accelerated Benefit Option Endorsement. Form 1668 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               ii.  Accidental  Death  Benefit  Rider.  99-ADB-RV1  Incorporated
                    herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               iii. Children's Insurance Rider.  99-CIR-RV1  Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               iv. Executive Benefit Plan Endorsement. 98-EBP Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               v.   Guaranteed   Insurability  Rider.   99-GIR-RV1  Incorporated
                    herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               vi. Term Insurance Rider for Other Insureds. 99-OIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               vii. Waiver of Premium Disability Rider.  99-WVR-RV1 Incorporated
                    herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

     6. a. Articles of Incorporation of the Company. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

          b. Bylaws. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

     7.   Not Applicable

     8. Servicing Agreement Between CUNA Mutual Life Insurance Company and CIMCO Inc. dated May 1, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     9. a. Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          b. Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999.

          c. Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          d. Third Amendment to Participation  Agreement  between MFS Variable
             Insurance   Trust,   CUNA  Mutual  Life  Insurance   Company  and
             Massachusetts Financial Services Company dated September 23, 1999.

          e. Participation Agreement between Oppenheimer Variable Account Funds and the Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          f. Participation   Agreement  between  Templeton  Variable  Products
             Series Fund and the Company dated March 31, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     10. Application. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

2.   Opinion  of  Counsel.   Incorporated   herein  by  reference  to  Form  S-6
     pre-effective   amendment  no.  1  (File  No.  333-81499)  filed  with  the
     Commission on October 6, 1999.

3.   Not applicable

4.   Not applicable

5.   Not applicable

6.   Not applicable

7. Issuance, Transfer and Redemption Procedures. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

Powers of Attorney. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24th day of April, 2000.

                                 CUNA Mutual Life Variable Account (Registrant)
                                 By:  CUNA Mutual Life Insurance Company

                                 By:  /s/Michael B. Kitchen
                                      Michael B. Kitchen
                                      President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the depositor, CUNA Mutual Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24th day of April, 2000.

                                 CUNA Mutual Life Insurance Company (Depositor)

                                 By:  /s/Michael B. Kitchen
                                      Michael B. Kitchen
                                      President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURES AND TITLE                     DATE    SIGNATURES AND TITLE                     DATE

James C. Barbre                       *          Omer K. Reed                          *
--------------------------------------           --------------------------------------
James C. Barbre, Director                        Omer K. Reed, Director


Robert W. Bream                       *          Richard C. Robertson                  *
--------------------------------------           --------------------------------------
Robert W. Bream, Director                        Richard C. Robertson, Director


Wilfred F. Broxterman                 *          Rosemarie M. Shultz                   *
--------------------------------------           --------------------------------------
Wilfred F. Broxterman, Director                  Rosemarie M. Shultz, Director


James L. Bryan                        *          Neil A. Springer                      *
--------------------------------------           --------------------------------------
James L. Bryan, Director                         Neil A. Springer, Director


Loretta M. Burd                       *          Farouk D. G. Wang                     *
--------------------------------------           --------------------------------------
Loretta M. Burd, Director                        Farouk D. G. Wang, Director


Ralph B. Canterbury                   *          Larry T. Wilson                       *
--------------------------------------           --------------------------------------
Ralph B. Canterbury, Director                    Larry T. Wilson, Director


Joseph N. Cugini                      *          /s/Kevin S. Thompson                    04/24/00
--------------------------------------           --------------------------------------  --------
Joseph N. Cugini, Director                       Kevin S. Thompson, Attorney-In-Fact


Rudolf J. Hanley                      *
--------------------------------------
Rudolf J. Hanley, Director

Jerald R. Hinrichs                    *
--------------------------------------
Jerald R. Hinrichs, Director

/s/Michael B. Kitchen                   04/24/00
--------------------------------------  --------
Michael B. Kitchen, Director

Robert T. Lynch                       *
--------------------------------------
Robert T. Lynch, Director

Brian L. McDonnell                    *
--------------------------------------
Brian L. McDonnell, Director


C. Alan Peppers                       *
--------------------------------------
C. Alan Peppers, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.

SIGNATURE AND TITLE                                                     DATE

/s/Michael G. Joneson                                                   04/24/00
Vice President - Accounting & Financial Systems

/s/Jeffrey D. Holley                                                    04/06/00
Cheif Financial Officer

/s/Michael B. Kitchen                                                   04/24/00
President and Chief Executive Officer

                                  EXHIBIT INDEX

PricewaterhouseCoopers LLP Consent

KPMG LLP Consent

Associate Actuary Opinion

Item 9.b. Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999.

Item 9.d. Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-6 of our reports dated February 11, 2000, relating to the financial statements and financial highlights of CUNA Mutual Life Variable Account and March 31, 2000, relating to the financial statements of CUNA Mutual Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.



PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
April 18, 2000

The Board of Directors of CUNA Mutual Life Insurance Company
         And Contract Owners of CUNA Mutual Life Variable Account


We consent to the use of our reports included herein and to the reference to our Firm under the heading "Independent Accountants" in the Prospectus of the CUNA Mutual Life Variable Account.

Our report dated March 19, 1999, contains an explanatory paragraph that states that the Company prepared the financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practice differ from generally accepted accounting principles.

                                    KPMG LLP

Des Moines, Iowa
April 19, 2000

CUNA MUTUAL LIFE INSURANCE COMPANY

                                                April 19, 2000

Board of Directors
CUNA Mutual Life Insurance Company
2000 Heritage Way

Waverly, IA 50677

                  RE:      CUNA MUTUAL LIFE INSURANCE COMPANY
                           CUNA MUTUAL LIFE VARIABLE ACCOUNT
                           FILE NOS.  333-81499/811-03915

Ladies and Gentlemen:

         In my capacity  as  Associate  Actuary to CUNA  Mutual  Life  Insurance
Company (the "Company"), I have provided actuarial advice concerning and participated in the design of the variable life insurance policies (the "Policies"). I have also provided actuarial advice concerning the preparation of post-effective amendment number one to the Form S-6 registration statement for the Policies (File No. 333-81499) and CUNA Mutual Life Variable Account (the "Account") in connection with the registration of securities in the form of such Policies with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         It is my professional opinion that the illustrations of policy values, cash values, death benefits and accumulated premiums in Appendix A of the prospectus included in the registration statement for the Policies, based on the assumptions stated in the illustrations, are consistent with the provisions of the Policies. Further, the rate structure of the Policies has not been designed so as to make the relationship between premiums and benefits, as shown on the illustrations, appear correspondingly more favorable to prospective purchasers of the Policies ages 35 and 50 in the underwriting classes illustrated than to prospective purchasers of the Policies at other ages and underwriting classes.

         I hereby consent to the filing of this opinion as an exhibit to the Form S-6 registration statement and to the reference to my name in the prospectus under the caption "Actuarial Matters."

                                      Sincerely,

                                      /s/ Scott Allen
                                      Scott Allen, FSA, MAAA
                                      Associate Actuary
                                      CUNA Mutual Life Insurance Company

                                  Exhibit 9.b.

                      AMENDMENT TO PARTICIPATION AGREEMENT
                                      AMONG
                    T.ROWE PRICE INTERNATIONAL SERIES, INC.,
                     T.ROWE PRICE INVESTMENT SERVICES, INC.,
                                       AND
                       CUNA MUTUAL LIFE INSURANCE COMPANY

WHEREAS, CUNA Mutual Life Insurance Company (formerly known as Century Life of America), T. Rowe Price International Series, Inc., and T. Rowe Price Investment Services, Inc. entered into a Participation Agreement on April 22, 1994 ("Participation Agreement"); and

WHEREAS, the parties desire to amend the Participation Agreement by mutual written agreement;

NOW THEREFORE, the parties do hereby agree:

1. "Century Life of America" is hereby replaced with "CUNA Mutual Life Insurance Company."

2. Schedule A and any amendments thereto are hereby replaced with the attached Schedule A dated September 22, 1999.

All terms and conditions of the Participation Agreement and Schedules thereto shall continue in full force and affect except as amended herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative.

COMPANY:                           CUNA MUTUAL LIFE INSURANCE COMPANY

                                   By its authorized officer

                                   By:  /s/ Michael B. Kitchen
                                   Name: Michael B. Kitchen
                                   Title:  President and Chief Executive Officer
                                   Date:  September 22, 1999

FUND:                              T.ROWE PRICE INTERNATIONAL SERIES, INC.

                                   By its authorized officer

                                   By:  /s/ Henry H. Hopkins
                                   Name: Henry H. Hopkins
                                   Title:  Vice President
                                   Date:  September 22, 1999

FUND:                              T.ROWE PRICE INVESTMENT SERVICES, INC.

                                   By its authorized officer

                                   By:  /s/ Darrell N. Braman
                                   Name: Darrell N. Braman
                                   Title:  Vice President
                                   Date:  September 22, 1999

                                   SCHEDULE A

Name of Separate Account and                     Contracts Funded by
Date Established by Board of Directors           Separate Account            Designated Portfolios
--------------------------------------           ----------------            ---------------------
CUNA Mutual Life Variable Annuity                Variable Annuity            T.Rowe Price International Series, Inc.
Account (formerly known as Century               33-73738                    - T. Rowe Price International Stock
Variable Annuity Account)                                                      Portfolio
Established December 14, 1993

CUNA Mutual Life Variable Account                Variable Universal Life     T.Rowe International Series, Inc.
(formerly known as Century Variable              33-19718                    - T. Rowe Price International Stock Account)
Established August 16, 1983                      Variable Universal Life II    Portfolio
                                                 333-81499

CUNA Mutual Life Group Variable Annuity          Group Variable Annuity      T.Rowe International Series, Inc.
Account (formerly known as Century Group         Offered Exclusively to      - T. Rowe Price
International Stock Variable Annuity Account)    Qualified Plans Not           Portfolio
Established August 16, 1983                      Registered in Reliance on
                                                 Qualified Plan Exemption
                                                 to Registration
                                                 Requirements

                                  Exhibit 9.b.

                   THIRD AMENDMENT TO PARTICIPATION AGREEMENT

         Pursuant to the Participation Agreement, made and entered into as of the 29th day of April 1994, by and among MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company (formerly Century Life of America) and
Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect of September 23, 1999.

                                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                       By its authorized officer,

                                       By: /s/ Michael B. Kitchen
                                       Title: President

                                       MFS VARIABLE INSURANCE TRUST,
                                       on behalf of its Portfolios
                                       By its authorized officer,

                                       By: /s/ Jeffrey L. Shames
                                           Jeffrey L. Shames
                                           Chairman

                                       MASSACHUSETTS FINANCIAL SERVICES
                                       COMPANY
                                       By its authorized officer,

                                       By: /s/ Jeffrey L. Shames
                                           Jeffrey L. Shames
                                           Chairman and Chief Executive Officer

                                                        As of September 23, 1999

                                   SCHEDULE A
                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT
---------------------------------------------- -------------------------------------------- ---------------------------------------
              Name of Separate
              Account and Date                           Policies Funded                               Portfolios
           Established by Board of                     By Separate Account                       Applicable to Policies
                  Directors
             (Date Established)
---------------------------------------------- -------------------------------------------- ---------------------------------------
CUNA Mutual Life Variable Annuity Account               Variable Annuity                         Global Governments Series
F/k/a Century Variable Annuity Account                  33-73738                                 Emerging Growth Series
December 14, 1993

CUNA Mutual Life Variable Account
F/k/a Century Variable Account                          Variable Universal Life                  Global Governments Series
August 16, 1983                                         33-19718                                 Emerging Growth Series

                                                        Variable Universal Life II
                                                        333-81499

CUNA Mutual Life Group Variable Annuity
Account                                                 Group Variable Annuity Offered           Global Governments Series
F/k/a Century Group Variable Annuity Account            Exclusively to Qualified Plans Not       Emerging Growth Series
August 16, 1983                                         Registered in Reliance on Qualified
                                                        Plan Exemption to Registration
                                                        Requirements
--------------------------------------------- -------------------------------------------- -----------------------------------------